GenomicsFund
                                   a series of
                              THE WORLD FUNDS, INC.
                       8730 Stony Point Parkway, Suite 205
                            Richmond, Virginia 23235
                                 (800) 527-9525







This prospectus describes GenomicsFund (the "Fund"), a series of shares offered by The World Funds, Inc. (the "Company"). A series fund offers you a choice of investments, with each series having its own investment objective and a separate portfolio. The Fund seeks capital appreciation by investing in a non-diversified portfolio of equity securities.

















As with all mutual funds, the U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or completeness of this prospectus. It is a criminal offense to suggest otherwise.


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                                TABLE OF CONTENTS

                                                              PAGE

Risk/Return Summary...............................................1
Performance Information...........................................1
Fees and Expenses.................................................3
Objective and Strategies..........................................4
Risks.............................................................5
Management........................................................6
Shareholder Information...........................................7
Purchasing Shares.................................................8
Distribution Arrangements.........................................9
Redeeming Shares.................................................10
Additional Information...........................................11
Distributions and Taxes..........................................12
Financial Highlights.............................................13
For More Information.....................................Back Cover



More detailed information on all subjects covered in this prospectus is contained in the Fund's Statement of Additional Information (the "SAI"). Investors seeking more in-depth explanations of the contents of this prospectus should request the SAI and review it before purchasing shares.

                               RISK/RETURN SUMMARY

Investment Objective -- Capital appreciation.

Principal Investment Strategies -- The Fund will seek to achieve its investment objective by investing in a non-diversified portfolio consisting primarily of equity securities of companies principally engaged in genomics or genomic-related businesses. Under normal market conditions, the Fund will invest at least 80% of its net assets in equity securities of companies principally engaged in genomics or genomic-related businesses.

Principal Risks -- The principal risk of investing in the Fund is that the value of its investments are subject to market, economic and business risk that may cause the Net Asset Value ("NAV") per share to fluctuate over time. Therefore, the value of your investment in the Fund could decline and you could lose money. There is no assurance that the investment adviser will achieve the Fund's objective.

The Fund operates as a non-diversified fund for purposes of the Investment Company Act of 1940, as amended (the "1940 Act"). This means that the Fund may invest a larger portion of its assets in a small number of securities. This may cause the market action of the Fund's larger portfolio positions to have a greater impact on the Fund's NAV, which could result in increased volatility.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Investor Profile -- You may want to invest in the Fund if you are seeking capital appreciation and are willing to accept share prices that may fluctuate, sometimes significantly, over the short-term. The Fund will not be appropriate if you are seeking current income or are seeking safety of principal.

Performance Information -- The bar chart and table show how the Fund has performed in the past and gives some indication of the risks of investing in the Fund. Both assume that all dividends and distributions are reinvested in the Fund. The table compares the average annual total returns of the Fund for the period ended December 31, 2004 to the Standard and Poor's 500 Index and the NASDAQ Composite Index. Keep in mind that past performance (before and after taxes) may not indicate how well the Fund will perform in the future.

[bar chart goes here]

2001    (42.67%)
2002    (61.46%)
2003     63.29%
2004     17.83%

[end bar chart]

During the period shown in the bar chart, the highest return for a calendar quarter was 40.06% (quarter ending June 30, 2000) and the lowest return for a calendar quarter was (46.76%) (quarter ending March 31, 2001).

                                           Average Annual Total Return
                                     (for the period ending December 31, 2004)
                                     -----------------------------------------
                                                     Since Inception
                                          One Year   (March 1, 2000)
                                          --------   ----------------

Return Before Taxes(1)                      17.83%      (21.27%)
Return After Taxes on Distributions(1)      17.83%      (21.49%)
Return After Taxes on
  Distributions  and Sale
  of Fund Shares(1)                         11.59%      (16.62%)
-----------------------------
Standard and Poor's 500 Stock Index(2)      10.88%       (1.13%)
NASDAQ Composite Index(3)                    9.15%      (14.71%)

(1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(2) The Standard & Poor's 500 Stock Index is an unmanaged index consisting of the common stocks of 500 publicly traded U.S. companies. The index is not adjusted to reflect deductions for fees, expenses or taxes that the U.S. Securities and Exchange Commission (the "SEC") requires to be reflected in the Fund's performance.

(3) The NASDAQ Composite Index is a broad-based capitalization-weighted index of all NASDAQ National Market and SmallCap stocks. The index is not adjusted to reflect deductions for fees, expenses or taxes that the SEC requires to be reflected in the Fund's performance.

                                FEES AND EXPENSES

Costs are an important consideration in choosing a mutual fund. Shareholders indirectly pay the costs of operating a fund, plus any transaction costs associated with buying and selling portfolio securities. These costs will reduce a portion of the gross income or capital appreciation a fund achieves. Even small differences in these expenses can, over time, have a significant effect on a fund's performance.

The following table describes the fees and expenses that you may pay directly or indirectly in connection with an investment in the Fund. The annual operating expenses, which cover the costs of investment management, administration, accounting and shareholder communications, are shown as an annual percentage of the Fund's average daily net assets.

--------------------------------------------------------------
Shareholder Transaction Fees (fees paid directly from your investment)
--------------------------------------------------------------
--------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases    None
--------------------------------------------------------------
--------------------------------------------------------------
Maximum Deferred Sales Charge (Load)                2.00%(1)
--------------------------------------------------------------
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Sales Charge (Load)Imposed on Reinvested Dividends  None
--------------------------------------------------------------
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Redemption Fees(2)                                  None
--------------------------------------------------------------
--------------------------------------------------------------
Exchange Fees(3)                                    None
--------------------------------------------------------------
--------------------------------------------------------------
Estimated Annual Operating Expenses(expenses that are deducted from Fund assets)
--------------------------------------------------------------
--------------------------------------------------------------
Management Fee                                      1.00%
--------------------------------------------------------------
--------------------------------------------------------------
Distribution(12b-1) and Service Fees                0.25%
--------------------------------------------------------------
--------------------------------------------------------------
Other Operating Expenses                            2.38%
--------------------------------------------------------------
--------------------------------------------------------------
Total Fund Operating Expenses                       3.63%
--------------------------------------------------------------
--------------------------------------------------------------
Expense Reimbursements(4)                           1.73%
--------------------------------------------------------------
--------------------------------------------------------------
Total Annual Fund Operating Expenses                1.90%
--------------------------------------------------------------

(1) You will be subject to a 2.00% deferred sales charge if you redeem your shares within three hundred sixty (360) days of purchase.
(2) A shareholder electing to redeem shares by telephone request may be charged $10 for each such redemption request.
(3)   A shareholder may be charged a $10 fee for each telephone exchange.
(4) In the interest of limiting expenses of the Fund, Commonwealth Capital Management, LLC (the "Adviser") has assumed the existing expense limitation agreement from xGENx, LLC (the predecessor adviser). Pursuant to the agreement, the Adviser has agreed to waive or limit its fees and to assume other expenses, until March 25, 2005, so that the ratio of total annual operating expenses for the Fund is limited to 1.90%. The Adviser will be entitled to the reimbursement of fees waived or reimbursed by the Adviser to the Fund. The total amount of reimbursement recoverable by the Adviser is the sum of all fees previously waived or reimbursed by the Adviser to the Fund during any of the previous five (5) years, less any reimbursement previously paid.

Example:

The following expense example shows the expenses that you could pay over time. It will help you compare the costs of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund, you reinvest all dividends and distributions in additional shares of the Fund and then you redeem all of your shares at the end of the periods indicated. The example assumes that you earn a 5% annual return, with no change in Fund expense levels. Because actual return and expenses will be different, the example is for comparison only.

Based on these assumptions, your costs would be:

                  1 Year    3 Years    5 Years  10 Years
                  ------    -------    -------  --------

                   $324     $1,072     $1,842    $3,861

Should the Adviser continue the contractual operating expense limitation for the periods shown below, your costs would be:

                  1 Year    3 Years    5 Years  10 Years
                  ------    -------    -------  --------

                   $193      $597      $1,026    $2,222

                            OBJECTIVE AND STRATEGIES

The investment objective of the Fund is capital appreciation. The Fund will seek to achieve its investment objective by investing in a non-diversified portfolio consisting primarily of equity securities, such as common stock, or securities convertible into equity securities, such as warrants, convertible bonds, debentures or convertible preferred stock.

Under normal circumstances, the Fund will invest at least 80% of its net assets in equity securities of companies principally engaged in genomics or genomic-related businesses, as defined below. This is not a fundamental policy and may be changed by the Board of Directors of the Company, without a vote of shareholders, upon sixty (60) days' prior notice.

Genomics is a broad term referring to the study of genes. A company is considered principally engaged in genomics or genomic-related businesses if at least 50% of its assets, gross income, or net profits are committed to, or derived from, the research, design, development, manufacture, or distribution of products, processes or services for use with genomics or genomic-related businesses. A company will also be considered to be engaged in genomic related businesses if it provides goods or services which benefit from genomics or provides goods or services to genomics or genomics-related businesses.

Genomics-related activities in which the Fund will invest include biological technologies, bio-information technologies, gene mapping and sequencing technologies, and gene delivery technologies (collectively, "technology sectors").

When selecting investments for the Fund, the Adviser will seek to identify companies that it believes are likely to benefit from new or innovative genomics products, services or processes that can enhance the companies' prospects for future earnings growth. Some of these companies may not have an established history of revenue or earnings at the time of purchase. Dividend income, if any, is likely to be incidental. The Adviser may decide to sell securities given a variety of circumstances, such as when a security no longer appears to the Adviser to offer capital appreciation, when an investment opportunity arises that the Adviser believes is more compelling, or to realize gains or limit losses.

                                      RISKS

Sector Risk -- The Fund invests primarily in companies engaged in genomics and genomics-related activities. The value of this type of company is particularly vulnerable to rapidly changing technology, extensive government regulation, inconsistent regulation in different countries or markets, and relatively high risks of obsolescence caused by scientific and technological advances. Technology sectors historically have been volatile, and securities of companies in these sectors may be subject to abrupt or erratic price movements. For such reasons, the Fund may experience greater volatility than funds with portfolio investments which are not subject to these types of risks.

The economic prospects of genomics companies can dramatically fluctuate due to changes in the regulatory and competitive environment in which these companies operate. A substantial portion of services and research is funded or subsidized by the government, so changes in government policy at the federal or state level may affect the demand for these products or services, and the continuation or success of research and development efforts. Regulatory approvals often entail lengthy application and testing procedures and are generally required before new products may be introduced. The Adviser will seek to reduce such risks through extensive research, and emphasis on more globally-competitive companies.

The Fund will seek to identify equity securities of companies conducting genomics or genomic-related activities. Typically, these companies' products or services compete on a global, rather than a predominately domestic or regional basis, and the securities of these companies may be subject to fluctuations in value due to the effect of changes in the relative values of currencies where the companies conduct their businesses. The history of these markets reflect both decreases and increases in worldwide currency valuations, and these may reoccur unpredictably in the future.

Stock Market Risk -- The Fund is subject to stock market risk, which is the possibility that stock prices overall will decline over short or even long periods. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. Therefore, the value of your investment in the Fund may increase or decrease. The Fund's investment success depends on the skill of the Adviser in evaluating, selecting and monitoring the portfolio assets. If the Adviser's conclusions about asset allocation or selection are incorrect, the Fund may not perform as anticipated.

Small Companies Risk -- The Fund may invest in companies with small market capitalization (i.e., less than $250 million) or companies that have relatively small revenues, limited product lines, and a small share of the market for their products or services (collectively, "small companies"). Small companies are also characterized by the following: (1) they may lack depth of management; (2) they may be unable to internally generate funds necessary for growth or potential development or to generate such funds through external financing on favorable terms; and (3) they may be developing or marketing new products or services for which markets are not yet established and may never become established. Due to these and other factors, small companies may suffer significant losses, as well as realize substantial growth. Thus, securities of small companies present greater risks than securities of larger, more established companies.

Historically, stocks of small companies have been more volatile than stocks of larger companies and are, therefore, more speculative than investments in larger companies. Among the reasons for the greater price volatility are the following:
(1) the less certain growth prospects of smaller companies; (2) the lower degree of liquidity in the markets for such stocks; and (3) the greater sensitivity of small companies to changing economic conditions. Besides exhibiting greater volatility, small company stocks may, to a degree, fluctuate independently of larger company stocks. Small company stocks may decline in price as large company stocks rise, or rise in price as large company stocks decline. To the extent that securities of small companies are not liquid, the Fund will limit its investments in such securities to not more than 15% its of assets. You should expect that the value of Fund shares may be more volatile than the shares of a mutual fund investing primarily in larger company stocks.

Diversification -- The Fund is non-diversified under the 1940 Act. However, because it intends to qualify as a "regulated investment company" for purposes of Subchapter M of the Internal Revenue Code of 1985, as amended (the "Code"), the Fund must meet certain diversification requirements. These include the requirement that at the end of each tax year quarter, at least 50% of the market value of its total assets must be invested in cash, cash equivalents, U.S. government securities, and securities of issuers (including foreign governments), in which it has invested not more than 5% of its assets. A regulated investment company is also limited in its purchases of voting securities of any issuer and may invest no more than 25% of the value of its total assets in securities (other than U.S. Government securities) of any one issuer or of two or more issuers that the Fund controls and are engaged in the same, similar or related trades or business.

Concentration -- In addition, the Fund may invest more than 25% of its assets in what may be considered a single industry sector or several closely related industries. Accordingly, the Fund may be more susceptible to the effects of adverse economic, political or regulatory developments affecting a single issuer or industry sector than funds that diversify to a greater extent.

Temporary Defensive Positions -- When the Fund's management believes that investments should be deployed in a temporary defensive posture because of economic or market conditions, the Fund may invest up to 100% of its assets in U.S. Government securities (such as bills, notes, or bonds of the U.S. Government and its agencies) or other forms of indebtedness such as bonds or certificates of deposits. When the Fund is in a temporary defensive position it may not achieve its investment objective of capital appreciation.

                                   MANAGEMENT

The Company -- The Company was organized under the laws of the State of Maryland in May, 1997. The Company is an open-end management investment company registered under the 1940 Act and is commonly known as a "mutual fund". The Company has retained the Adviser to manage all aspects of the investments of the Fund.

Adviser -- Commonwealth Capital Management, LLC, located at 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235, manages the investments of the Fund pursuant to an Investment Advisory Agreement (the "Advisory Agreement"). John Pasco, III, Chairman of the Board of the Company, is the sole owner of the Adviser. The Adviser, subject to the general supervision of the Board of Directors of the Company, manages the Fund in accordance with its investment objective and policies, makes decisions with respect to, and places orders for all purchases and sales of portfolio securities, and maintains related records.

Under the Advisory Agreement, the monthly compensation paid to the Adviser is accrued daily at an annual rate of 1.00% on the first $250 million of average daily net assets of the Fund; 0.875% on the average daily net assets of the Fund in excess of $250 million and not more than $500 million; and 0.75% on the average daily net assets of the Fund over $500 million. For the fiscal year ended August 31, 2004, the Adviser waived fees of $72,923 and reimbursed expenses in the amount of $37,452.

In the interest of limiting expenses of the Fund, the Adviser has assumed the existing expense limitation agreement from the predecessor adviser. Pursuant to the agreement, the Adviser has agreed to waive or limit its fees and to assume other operating expenses until March 25, 2005 so that the ratio of total annual operating expenses for the Fund will not exceed 1.90% of net assets. The limit does not apply to interest, taxes, brokerage commissions, other expenditures capitalized in accordance with generally accepted accounting principles or other extraordinary expenses not incurred in the ordinary course of business. The Adviser will be entitled to reimbursement of fees waived or reimbursed by the Adviser to the Fund. The total amount of reimbursement recoverable by the Adviser (the "Reimbursement Amount") is the sum of all fees previously waived or reimbursed by the Adviser to the Fund during any of the previous five (5) years, less any reimbursement previously paid by the Fund to the Adviser with respect to any waivers, reductions, and payments made with respect to the Fund. The Reimbursement Amount may not include any additional charges or fees, such as interest accruable on the Reimbursement Amount. Such reimbursement must be authorized by the Board of Directors of the Company.

The Adviser has entered into a Sub-Advisory Agreement (the "Sub-Advisory Agreement") with Satuit Capital Management , LLC, 2608 Goldbug Avenue, Sullivans Island, South Carolina 29782. Robert J. Sullivan has been the President and principal shareholder of the Sub-Adviser since its inception and has been the portfolio manager of the Fund since January 15, 2003.

The Sub-Adviser provides the Adviser with investment analysis and timing advice, research and statistical analysis relating to the management of the portfolio securities of the Fund. The investment recommendations of the Sub-Adviser are subject to the review and approval of the Adviser (acting under the supervision of the Company's Board of Directors). The Adviser, from its advisory fee, pays the Sub-Adviser one-half of the advisory fee received from the Fund.

Portfolio Manager -- Since January 15, 2003, Mr. Robert J. Sullivan is principally responsible for the portfolio management of the Fund. Mr. Sullivan, who controls the Sub-Adviser, has been President of the Sub-Adviser since its founding and has been active in the investment field professionally for more than seventeen years. Since December 12, 2000, the Adviser and Mr. Sullivan have also served as the investment adviser and portfolio manager to the Satuit Capital Micro Cap Fund ("SATMX"), a series of another open-end management investment company registered under the 1940 Act.

Prior to January 15, 2003, xGENx, LLC was the investment adviser to the Fund. xGENx was entitled to receive monthly compensation accrued daily at an annual rate of 1.00% on the first $250 million of average daily net assets of the Fund; 0.875% on the average daily net assets of the Fund in excess of $250 million and not more than $500 million; and 0.75% on the average daily net assets of the Fund over $500 million. For the fiscal year ended August 31, 2002, xGENx waived fees in the amount of $117,389 and reimbursed expenses in the amount of $3,544. For the fiscal year ended August 31, 2003, xGENx waived fees in the amount of $24,603.

                             SHAREHOLDER INFORMATION

The Fund's share price, called its NAV per share, is determined as of the close of trading on the New York Stock Exchange ("NYSE") (generally, 4:00 p.m. Eastern time) on each business day (the "Valuation Time") that the NYSE is open. As of the date of this prospectus, the Fund is informed that the NYSE observes the following holidays: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. NAV per share is computed by adding the total value of the Fund's investments and other assets, subtracting any liabilities and then dividing by the total number of shares outstanding.

Shares are bought, sold or exchanged at the NAV determined after a request has been received in proper form. Any request received in proper form before the Valuation Time will be processed the same business day. Any request received in proper form after the Valuation Time will be processed the next business day.

The Fund reserves the right to refuse to accept an order in certain circumstances, such as, but not limited to, orders from short-term investors such as market timers, or orders without proper documentation.

The Fund's securities are valued at current market prices. Investments in securities traded on the national securities exchanges or included in the NASDAQ National Market System are valued at the last reported sale price. Other securities traded in the over-the-counter market and listed securities for which no sales are reported on a date are valued at the last reported bid price. Short-term debt securities (less than 60 days to maturity) are valued at their fair market value using amortized cost. Other assets for which market prices are not readily available are valued at their fair value as determined in good faith under procedures set by the Directors.

                                PURCHASING SHARES

Shares of the Fund may be purchased directly from First Dominion Capital Corp. ("FDCC" or the "Distributor") or through brokers or dealers who are members of the National Association of Securities Dealers, Inc. There are no sales charges in connection with purchasing or redeeming shares of the Fund When an investor acquires shares of the Fund from a securities broker-dealer, the investor may be charged a transaction fee by that broker-dealer. The minimum initial investment in the Fund is $5,000 and additional investments must be in amounts of $100 or more. The Fund retains the right to refuse to accept any order.

Share Transactions -- You may purchase and redeem Fund shares, or exchange shares of the Fund for those of another, by contacting any broker authorized by the distributor to sell shares of the Fund, by contacting the Fund at (800) 527-9525 or by contacting Fund Services, Inc. (the "Transfer Agent"), the Fund's transfer and dividend disbursing agent, at 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235 or by telephoning (800) 628-4077. Brokers may charge transaction fees for the purchase or sale of the Fund's shares, depending on your arrangement with the broker.

Customer Identification Program -- Federal regulations require that the Company obtain certain personal information about you when opening a new account. As a result, the Company must obtain the following information for each person that opens a new account:

o     Name;
o     Date of birth (for individuals);
o Residential or business street address (although post office boxes are still permitted for mailing); and
o Social Security number, taxpayer identification number, or other identifying number.

You may also be asked for a copy of your driver's license, passport, or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities.

After an account is opened, the Company may restrict your ability to purchase additional shares until your identity is verified. The Company also may close your account or take other appropriate action if they are unable to verify your identity within a reasonable time.

If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed.

Purchases by Mail -- For initial purchases, the account application, which accompanies this prospectus, should be completed, signed and mailed to Fund Services, Inc. ("FSI" or the "Transfer Agent"), 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235 together with your check payable to the Fund. For subsequent purchases, include with your check the tear-off stub from a prior purchase confirmation, or otherwise identify the name(s) of the registered owner(s) and taxpayer identification number(s).

Investing by Wire -- You may purchase shares by requesting your bank to transmit by wire directly to the Transfer Agent. To invest by wire, please call the Fund at (800) 527-9525 or the Transfer Agent at (800) 628-4077 to advise the Fund of your investment. Your bank may charge you a small fee for this service. Once you have arranged to purchase shares by wire, please complete and mail the account application promptly to the Transfer Agent. This application is required to complete the Fund's records. You will not have access to your shares until the Fund's records are complete. Once your account is opened, you may make additional investments using the wire procedure described above. Be sure to include your name and account number in the wire instructions you provide your bank.

                            DISTRIBUTION ARRANGEMENTS

The Fund is offered through financial supermarkets, advisers and consultants, financial planners, brokers, dealers and other investment professionals, and directly through the Distributor. Investment professionals who offer shares may require payments of fees from their individual clients. If you invest through a third party, the policies and fees may be different than those described in this prospectus. For example, third parties may charge transaction fees or set different minimum investment amounts.

Rule 12b-1 Fees -- The Board of Directors has adopted a Plan of Distribution for the Fund's shares pursuant to Rule 12b-1 under the 1940 Act (the "Rule 12b-1 Plan"). Pursuant to the Rule 12b-1 Plan, the Fund may finance certain activities or expenses that are intended primarily to result in the sale of its shares. The Fund finances these distribution activities through payments made to the Distributor. The Fund may pay distribution fees (the "Rule 12b-1 Fee") at an annual rate of up to 0.25% of the Fund's average daily net assets. The Fund may pay Rule 12b-1 fees for activities and expenses borne in the past 12 months in connection with the distribution of its shares as to which no Rule 12b-1 fee was paid because of the expense limitation. Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost more than paying other types of sales charges.

General -- The Company reserves the right in its sole discretion to withdraw all or any part of the offering of shares of the Fund when, in the judgment of the Fund's management, such withdrawal is in the best interest of the Fund. An order to purchase shares is not binding on, and may be rejected by, the Fund until it has been confirmed in writing by the Fund and payment has been received.

                                REDEEMING SHARES

You may redeem your shares at any time and in any amount by mail or telephone. For your protection, the Transfer Agent will not redeem your shares until it has received all the information and documents necessary for your request to be considered in proper order. You will be notified promptly by the Transfer Agent if your redemption request is not in proper order.

The Fund's procedure is to redeem shares at the NAV determined after the Transfer Agent receives the redemption request in proper order, less any applicable deferred sales charge. Payment will be made promptly, but no later than the seventh day following the receipt of the request in proper order. The Fund may suspend the right to redeem shares for any period during which the NYSE is closed or the U.S. Securities and Exchange Commission (the "SEC") determines that there is an emergency. In such circumstances you may withdraw your redemption request or permit your request to be held for processing after the suspension is terminated.

If you sell shares through a securities dealer or investment professional, it is such person's responsibility to transmit the order to the Fund in a timely fashion. Any loss to you resulting from failure to do so must be settled between you and such person. Delivery of the proceeds of a redemption of shares purchased and paid for by check shortly before the receipt of the request may be delayed until the Fund determines that the Transfer Agent has completed collection of the purchase check which may take up to 15 days. Also, payment of the proceeds of a redemption request for an account for which purchases were made by wire may be delayed until the Fund receives a completed application for the account to permit the Fund to verify the identity of the person redeeming the shares, and to eliminate the need for backup withholding.

Redemption by Mail -- To redeem shares by mail, send a written request for redemption, signed by the registered owner(s) exactly as the account is registered. Certain written requests to redeem shares may require signature guarantees. For example, signature guarantees may be required if you sell a large number of shares, if your address of record on the account application has been changed within the last thirty (30) days, or if you ask that the proceeds to be sent to a different person or address. Signature guarantees are used to help protect you and the Fund. You can obtain a signature guarantee from most banks or securities dealers, but not from a Notary Public. Please call the Transfer Agent at (800) 628-4077 to learn if a signature guarantee is needed or to make sure that it is completed appropriately in order to avoid any processing delays.

Redemption by Telephone -- You may redeem your shares by telephone provided that you request this service on your initial account application. If you request this service at a later date, you must send a written request along with a signature guarantee to the Transfer Agent. Once your telephone authorization is in effect, you may redeem shares by calling the Transfer Agent at (800) 628-4077. There is no charge for establishing this service, but the Transfer Agent will charge your account a $10 service fee for each telephone redemption. The Transfer Agent may change the amount of this service fee at any time without prior notice.

Redemption by Wire -- If you request that your redemption proceeds be wired to you, please call your bank for instructions prior to writing or calling the Transfer Agent. Be sure to include your name, Fund account number, your account number at your bank and wire information from your bank in your request to redeem by wire.

                             ADDITIONAL INFORMATION

Signature Guarantees -- To help protect you and the Fund from fraud, signature guarantees are required for: (1) all redemptions ordered by mail if you require that the check be payable to another person or that the check be mailed to an address other than the one indicated on the account registration; (2) all requests to transfer the registration of shares to another owner; and (3) all authorizations to establish or change telephone redemption service, other than through your initial account application. Signature guarantees may be required for certain other reasons. For example, a signature guarantee may be required if you sell a large number of shares or if your address of record on the account has been changed within the last thirty (30) days.

In the case of redemption by mail, signature guarantees must appear on either:
(1) the written request for redemption; or (2) a separate instrument of assignment (usually referred to as a "stock power") specifying the total number of shares being redeemed. The Fund may waive these requirements in certain instances.

The following institutions are acceptable signature guarantors: (1) participants in good standing of the Securities Transfer Agents Medallion Program ("STAMP");
(2) commercial banks which are members of the Federal Deposit Insurance Corporation ("FDIC"); (3) trust companies; (4) firms which are members of a domestic stock exchange; (5) eligible guarantor institutions qualifying under Rule 17Ad-15 of the Securities Exchange Act of 1934, as amended, that are authorized by charter to provide signature guarantees (e.g., credit unions, securities dealers and brokers, clearing agencies and national securities exchanges); and (6) foreign branches of any of the above. In addition, the Company will guarantee your signature if you personally visit its offices at 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235. The Transfer Agent cannot honor guarantees from notaries public, savings and loan associations or savings banks.

Proper Form -- Your order to buy shares is in proper form when your completed and signed account application and check or wire payment is received. Your written request to sell or exchange shares is in proper form when written instructions signed by all registered owners, with a signature guarantee if necessary, is received.

Small Accounts -- Due to the relatively higher cost of maintaining small accounts, the Fund may deduct $50 per year (billed quarterly) from your account or may redeem the shares in your account, if it has a value of less than the required minimum. If you bring your account balance up to the required minimum no account fee or involuntary redemption will occur. The Company will not close your account if it falls below the required minimum solely because of a market decline. The Company reserves the right to waive this fee.

Automatic Investment Plan -- Existing shareholders, who wish to make regular monthly investments in amounts of $100 or more, may do so through the Automatic Investment Plan. Under the Plan, your designated bank or other financial institution debits a pre-authorized amount from your account on or about the 15th day of each month and applies the amount to the purchase of shares. To use this service, you must authorize the transfer of funds by completing the Automatic Investment Plan section of the account application and sending a blank voided check.

Exchange Privileges -- You may exchange all or a portion of your shares for the shares of certain other funds having different investment objectives, provided the shares of the fund you are exchanging into are registered for sale in your state of residence. Each account must meet the minimum investment requirements. Your account may be charged $10 for a telephone exchange fee. An exchange is treated as a redemption and a purchase and may result in realization of a gain or loss on the transaction.

Modification or Termination -- Excessive trading can adversely impact Fund performance and shareholders. Therefore, the Company reserves the right to temporarily or permanently modify or terminate the Exchange Privilege. The Company also reserves the right to refuse exchange requests by any person or group if, in the Company's judgment, the Fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected. The Company further reserves the right to restrict or refuse an exchange request if the Company has received or anticipates simultaneous orders affecting significant portions of the Fund's assets or detects a pattern of exchange requests that coincides with a "market timing" strategy. Although the Company will attempt to give you prior notice when reasonable to do so, the Company may modify or terminate the Exchange Privilege at any time.

Shareholder Communications -- The Fund may eliminate duplicate mailings of portfolio materials to shareholders who reside at the same address, unless instructed to the contrary. Investors may request that the Fund send these documents to each shareholder individually by calling the Fund at (800) 527-9525.

                             DISTRIBUTION AND TAXES

Dividends and Capital Gain Distributions -- Dividends from net investment income, if any, are declared annually. The Fund intends to distribute annually any net capital gains.

Distributions will automatically be reinvested in additional shares, unless you elect to have the distributions paid to you in cash. There are no sales charges or transaction fees for reinvested dividends and all shares will be purchased at NAV. If the investment in shares is made within an IRA, all dividends and capital gain distributions must be reinvested.

Unless you are investing through a tax deferred retirement account, such as an IRA, it is not to your advantage to buy shares of the Fund shortly before the next distribution, because doing so can cost you money in taxes. This is known as "buying a dividend". To avoid buying a dividend, check the Fund's distribution schedule before you invest.

Taxes -- In general, Fund distributions are taxable to you as either ordinary income or capital gains. This is true whether you reinvest your distributions in additional shares of the Fund or receive them in cash. Any long-term capital gains the Fund distributes are taxable to you as long-term capital gains no matter how long you have owned your shares. Other Fund distributions (including distributions attributable to short-term capital gains of the Fund) will generally be taxable to you as ordinary income. Every January, you will receive a statement that shows the tax status of distributions you received for the previous year. Distributions declared in December but paid in January are taxable as if they were paid in December.

When you sell shares of the Fund, you may have a capital gain or loss. For tax purposes, an exchange of your shares of the Fund for shares of a different fund of the Company is the same as a sale. The individual tax rate on any gain from the sale or exchange of your shares depends on how long you have held your shares.

Fund distributions and gains from the sale or exchange of your shares will generally be subject to state and local income tax. The one major exception to these principles is that distributions on, and sales, exchanges and redemptions of, shares held in an IRA (or other tax deferred retirement account) will not be currently taxable. Non-U.S. investors may be subject to U.S. withholding and estate tax. You should consult with your tax adviser about the federal, state, local or foreign tax consequences of your investment in the Fund. By law, the Fund must withhold 30% of your taxable distribution and proceeds if you do not provide your correct taxpayer identification number (TIN) or certify that your TIN is correct, or if the IRS has notified you that you are subject to backup withholding and instructs the Fund to do so.

                              FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance for the period of the Fund's operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned [or lost] on an investment in the Fund (assuming reinvestment of all dividends and distributions). The Fund's financial highlights for the periods presented have been audited by Tait, Weller and Baker, independent auditors, whose unqualified report thereon, along with the Fund's financial statements, are included in the Fund's Annual Report to Shareholders (the "Annual Report") and are incorporated by reference into the SAI. Additional performance information for the Fund is included in the Annual Report. The Annual Report and the SAI are available at no cost from the Fund at the address and telephone number noted on the back page of this prospectus. The following information should be read in conjunction with the financial statements and notes thereto.




FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
[GRAPHIC OMITTED]

                                                                Years ended August 31,
                                            ----------------------------------------------------------          Period ended
                                                                                                                August 31,
                                             2004               2003            2002            2001            2000*

Per Share Operating Performance
Net asset value, beginning of period         $2.53              $1.66           $4.33           $10.54          $10.00
                                             -----              -----           -----           ------          ------
Income from investment operations
  Net investment loss                        (0.06)             (0.04)          (0.06)          (0.10)          (0.03)
  Net realized and unrealized
     gain (loss) on investments               0.01               0.91           (2.61)          (5.97)           0.57
                                              ----              -----           ------          ------          ------

Total from investment operations             (0.05)             0.87            (2.67)          (6.07)           0.54
                                             ------             ----            ------          ------          ------

Less distributions--
  Distributions from net realized
     gains on investments                       --              --              --              (0.14)             --
                                                --              --              --              ------             --

Net asset value, end of period               $2.48              $2.53           $1.66           $4.33           $10.54
                                             =====              =====           =====           =======         ======

Total Return                                 (1.98%)            52.41%          (61.66%)        (57.49%)          5.40%

Ratios/Supplemental Data
Net assets, end of period (000's)           $5,585              $9,798          $7,513          $18,830         $28,822
Ratio to average net assets /(A)/
  Expenses /(B)/                              1.94%             1.95%           1.94%           1.98%           1.89%**
  Expense ratio--net /(C)/                    1.90%             1.90%           1.90%           1.90%           1.89%**
  Net investment loss                        (1.82%)           (1.90%)         (1.90%)         (1.90%)          (1.73%)**
Portfolio turnover rate                     159.84%           134.87%          74.15%          70.97%           85.25%

*     Commencement of operations was March 1, 2000.
**    Annualized

/(A)/ Management fee waivers and reimbursements reduced the expense ratio and reduced net investment loss ratio by 1.69% for the year ended August 31, 2004; 1.51% for the year ended August 31, 2003, .89% for the year ended August 31, 2002, .29% for the year ended August 31, 2001 and 1.44% for the period ended August 31, 2000.
/(B)/ Expense ratio has been increased to include custodial fees which were offset by custodian fee credits and before management fee waivers and reimbursements.
/(C)/ Expense ratio--net reflects the effect of the management fee waivers and reimbursements and custodian fee credits the Fund received.


You'll find more information about the Fund in the following documents:

The Fund's annual and semi-annual reports will contain more information about the Fund and a discussion of the market conditions and investment strategies that had a significant effect on the Fund's performance during the last fiscal year.

For more information about the Fund, you may wish to refer to the Fund's SAI dated January 3, 2005, which is on file with the SEC and incorporated by reference into this prospectus. You can obtain a free copy of the SAI by writing to The World Funds, Inc., 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235, by calling toll free (800) 527-9525 or by e-mail at: mail@shareholderservices.com. General inquiries regarding the Fund may also be directed to the above address or telephone number.

Information about the Company, including the SAI, can be reviewed and copied at the SEC's Public Reference Room, 450 Fifth Street NW, Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090. Reports and other information regarding the Fund are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington D.C. 20549-0102.

(Investment Company Act File No. 811-8255)

                                  GenomicsFund
                                   a series of
                              THE WORLD FUNDS, INC.
                       8730 STONY POINT PARKWAY, SUITE 205
                               RICHMOND, VA 23235
                                 (800) 527-9525

                       STATEMENT OF ADDITIONAL INFORMATION

                                 January 3, 2005




This Statement of Additional Information ("SAI") is not a prospectus. It should be read in conjunction with the current prospectus of GenomicsFund (the "Fund") dated January 3, 2005, as it may supplemented or revised from time to time. The prospectus may be obtained by writing to The World Funds, Inc., 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235 or by calling (800) 527-9525.

The Fund's audited financial statements and notes thereto for the fiscal year ended August 31, 2004 and the unqualified report of Tait, Weller and Baker, the Fund's independent auditors, on such financial statements are included in the Fund's Annual Report to Shareholders for the fiscal year ended August 31, 2004 (the "Annual Report") and are incorporated by reference into this SAI. No other parts of the Annual Report are incorporated herein. A copy of the Annual Report accompanies this SAI and an investor may obtain a copy of the Annual Report, free of charge, by writing the Fund or calling (800) 527-9525.

                                TABLE OF CONTENTS

                                                                PAGE
                                                                ----

General Information...............................................1
Additional Information About the Fund's Investments...............1
Investment Objective..............................................1
Strategies and Risks..............................................1
Investment Programs...............................................1
Investment Restrictions...........................................4
Management of the Company.........................................5
Principal Securities Holders.....................................13
Adviser and Advisory Agreement...................................13
Management-Related Services......................................14
Portfolio Transactions...........................................16
Capital Stock and Dividends......................................17
Plan of Distribution.............................................18
Additional Information about Purchases and Sales.................19
Special Shareholder Services.....................................20
Tax Status.......................................................21
Investment Performance...........................................22
Financial Information............................................24
Appendix A.......................................................25

                               GENERAL INFORMATION

The World Funds, Inc. (the "Company") was organized under the laws of the State of Maryland in May, 1997. The Company is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"), commonly known as a "mutual fund". This SAI relates to the prospectus for Class Y Shares of GenomicsFund (the "Fund"). The Fund is a separate investment portfolio or series of the Company. The Fund is also authorized to issue three other classes of shares, Class A Shares, Class B Shares and Class C Shares, which are described in a separate statement of additional information and related prospectus. Each class of shares are substantially the same as they represent an interest in the same portfolio of securities and differ only to the extent that they bear different expenses. The Fund is "non-diversified" as that term is defined in the 1940 Act.

              ADDITIONAL INFORMATION ABOUT THE FUND'S INVESTMENTS

The following information supplements the discussion of the Fund's investment objective and policies. The Fund's investment objective and fundamental investment restrictions may not be changed without approval by vote of a majority of the outstanding voting shares of the Fund. As used in this SAI, a "majority of outstanding voting shares" means the lesser of: (1) 67% of the voting shares of the Fund represented at a meeting of shareholders at which the holders of 50% or more of the shares of the Fund are represented; or (2) more than 50% of the outstanding voting shares of the Fund. The investment programs, restrictions and the operating policies of the Fund that are not fundamental policies can be changed by the Board of Directors of the Company without shareholder approval; except that, the Company will give shareholders of the Fund at least sixty (60) days' prior notice of any change with respect to its policy of investing, under normal market conditions, at least 80% of its net assets in securities of companies engaged in genomics or genomics-related businesses, (as those terms are defined in the prospectus).

                              INVESTMENT OBJECTIVE

The Fund's investment objective is capital appreciation. The Fund will seek to achieve its investment objective by investing in a non-diversified portfolio consisting primarily of equity securities or securities convertible into equity securities, such as stocks, warrants, convertible bonds, debentures or convertible preferred stock. Under normal conditions, the Fund will invest at least 80% of its net assets in securities of companies principally engaged in genomics or genomic-related businesses (as those terms are defined in the prospectus). This is not a fundamental policy and may be changed by the Board of Directors of the Company, without a vote of shareholders, upon sixty (60) days' prior notice.

All investments entail some market and other risks and there is no assurance that the Fund will achieve its investment objective. You should not rely on an investment in the Fund as a complete investment program.

                              STRATEGIES AND RISKS

The following discussion of investment techniques and instruments supplements, and should be read in conjunction with, the investment information in the Fund's prospectus. In seeking to meet its investment objective, the Fund may invest in any type of security whose characteristics are consistent with its investment program described below.

                               INVESTMENT PROGRAMS

Depositary Receipts -- The Fund may invest on a global basis to take advantage of investment opportunities both within the U.S. and other countries. The Fund may buy foreign securities directly in their principal markets or indirectly through the use of depositary receipts. The Fund may invest in sponsored and unsponsored American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDR's), and other similar depositary receipts. ADRs are issued by an American bank or trust company and evidence ownership of underlying securities of a foreign company. EDRs are issued in Europe, usually by foreign banks, and evidence ownership of either foreign or domestic underlying securities. The foreign country may withhold taxes on dividends or distributions paid on the securities underlying the ADRs and EDRs, thereby reducing the dividend or distribution amount received by the Fund.

Unsponsored ADRs and EDRs are issued without the participation of the issuer of the underlying securities. As a result, information concerning the issuer may not be as current as for sponsored ADRs and EDRs. Holders of unsponsored ADRs generally bear all the costs of the ADR facilities. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through voting rights to the holders of such receipts in respect of the deposited securities. Therefore, there may not be a correlation between information concerning the issuer of the security and the market value of an unsponsored ADR.

Repurchase Agreements -- As a means of earning income for periods as short as overnight, the Fund may enter into repurchase agreements that are collateralized by U.S. Government Securities. Under a repurchase agreement, the Fund acquires a security, subject to the seller's agreement to repurchase that security at a specified time and price. The Fund considers a purchase of securities under repurchase agreements to be a loan by the Fund. The adviser monitors the value of the collateral to ensure that its value always equals or exceeds the repurchase price and also monitors the financial condition of the seller of the repurchase agreement. If the seller becomes insolvent, the ability to dispose of the securities held as collateral may be impaired and the Fund may incur extra costs. Repurchase agreements for periods in excess of seven days may be deemed to be illiquid.

Debt Securities -- The Fund may invest in investment grade debt securities; which are securities rated Baa or higher by Moody's Investors Service, Inc. ("Moody's"), or BBB or higher by Standard & Poor's Ratings Group ("S&P") at the time of purchase or, unrated securities which the adviser believes to be of comparable quality. The Fund does not currently intend to invest more than 5% of its total assets in securities that are below investment grade or that are unrated. Securities rated as Baa or BBB are generally considered to be investment grade although they have speculative characteristics and changes in economic conditions or circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case for higher rated debt securities.

Debt securities consist of bonds, notes, government and government agency securities, zero coupon securities, convertible bonds, asset-backed and mortgage-backed securities, and other debt securities whose purchase is consistent with the Fund's investment objective. The Fund's investments may include international bonds that are denominated in foreign currencies, including the European Currency Unit or "Euro". International bonds are defined as bonds issued in countries other than the United States. The Fund's investments may include debt securities issued or guaranteed by supranational organizations, corporate debt securities, bank or holding company debt securities.

U.S. Government Securities -- The Fund may invest in U.S. Government Securities that are obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as U.S. Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association ("GNMA"), are supported by the full faith and credit of the United States; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of the Federal National Mortgage Association ("FNMA"), are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality.

Convertible Securities -- The Fund may invest in convertible securities. Traditional convertible securities include corporate bonds, notes and preferred stocks that may be converted into or exchanged for common stock, and other securities that also provide an opportunity for equity participation. These securities are convertible either at a stated price or a stated rate (that is, for a specific number of shares of common stock or other security). As with other fixed income securities, the price of a convertible security generally varies inversely with interest rates. While providing a fixed income stream, a convertible security also affords the investor an opportunity, through its conversion feature, to participate in the capital appreciation of the common stock into which it is convertible. As the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis and so they may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the price of a convertible security tends to rise as a reflection of the value of the underlying common stock. To obtain such an opportunity for a higher yield or capital appreciation, the Fund may have to pay more for a convertible security than the value of the underlying common stock. The Fund will generally hold common stock it acquires upon conversion of a convertible security for so long as the Adviser anticipates such stock will provide the Fund with opportunities that are consistent with its investment objective and policies.

Warrants -- The value of warrants is derived solely from capital appreciation of the underlying equity securities. Warrants have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. Warrants are options to purchase equity securities at a specific price for a specific period of time. If the Fund does not exercise or dispose of a warrant prior to its expiration, it will expire worthless. They do not represent ownership of the securities, but only the right to buy them. Warrants differ from call options in that warrants are issued by the underlying corporation, whereas call options may be written by anyone.

Debentures -- The Fund may invest in debentures which are general debt obligations backed only by the integrity of the borrower and documented by an agreement called an indenture. An unsecured bond is a debenture.

Convertible Preferred Stock -- The Fund may invest in preferred stock which is a class of capital stock that pays dividends at a specified rate and that has preference over common stock in the payment of dividends and the liquidation of assets. Preferred stock does not ordinarily carry voting rights.

Most preferred stock is cumulative; if dividends are passed (not paid for any reason), they accumulate and must be paid before common dividends. A passed dividend on non-cumulative preferred stock is generally gone forever. Participating preferred stock entitles its holders to share in profits above and beyond the declared dividend, along with common shareholders, as distinguished from nonparticipating preferred, which is limited to the stipulated dividend. Adjustable rate preferred stock pays a dividend that is adjustable, usually quarterly, based on changes in the treasury bill rate or other money market rates. Convertible preferred stock is exchangeable for a given number of common shares and thus tends to be more volatile than nonconvertible preferred, which behaves more like a fixed-income bond.

Illiquid Securities -- The Fund may invest up to 15% of its net assets in illiquid securities. The term "illiquid securities" means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities. Illiquid securities include generally, among other things, certain written over-the-counter options, securities or other liquid assets as cover for such options, repurchase agreements with maturities in excess of seven days, certain loan participation interests and other securities whose disposition is restricted under the federal securities laws.

Restricted Securities -- The Fund may invest in restricted securities. Generally, "restricted securities" are securities which have legal or contractual restrictions on their resale. In some cases, these legal or contractual restrictions may impair the liquidity of a restricted security; in others, the legal or contractual restrictions may not have a negative effect on the liquidity of the security. Restricted securities which are deemed by the Adviser to be illiquid will be included in the Fund's policy which limits investments in illiquid securities.

Miscellaneous -- The Board of Directors may, in the future, authorize the Fund to invest in securities other than those listed in this SAI and in the prospectus, provided such investments would be consistent with the Fund's investment objective and would not violate the Fund's fundamental investment policies or restrictions.

                             INVESTMENT RESTRICTIONS

Fundamental Investment Policies and Restrictions -- The Fund has adopted the following fundamental investment restrictions which cannot be changed without approval by vote of a "majority of the outstanding voting securities" of the Fund. All other investment policies and practices described in the prospectus are not fundamental, meaning that the Board of Directors of the Company may change them without the approval of shareholders. As a matter of fundamental policy, the Fund may not:

(1)   Invest in companies for the purpose of exercising management or control;

(2) Invest in securities of other investment companies except by purchase in the open market involving only customary broker's commissions, or as part of a merger, consolidation, or acquisition of assets;

(3)   Purchase or sell commodities or commodity contracts;

(4) Invest in interests in oil, gas, or other mineral exploration or development programs;

(5) Purchase securities on margin, except for use of short-term credits as necessary for the clearance of purchase of portfolio securities;

(6) Issue senior securities, (except the Fund may engage in transactions such as those permitted by SEC release IC-10666);

(7) Act as an underwriter of securities of other issuers, except that the Fund may invest up to 10% of the value of its total assets (at the time of investment) in portfolio securities which the Fund might not be free to sell to the public without registration of such securities under the Securities Act of 1933, as amended (the "1933 Act"), or any foreign law restricting distribution of securities in a country of a foreign issuer;

(8) Participate on a joint or a joint and several basis in any securities trading account;

(9)   Engage in short sales;

(10) Purchase or sell real estate, provided that liquid securities of companies which deal in real estate or interests therein would not be deemed to be an investment in real estate;

(11) Purchase the securities of any issuer (other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, as a result, more than 10% of the outstanding voting securities of any issuer would be held by the Fund;

(12)  Make loans;

(13) Except as specified below, the Fund may only borrow money for temporary or emergency purposes and then only in an amount not in excess of 5% of the lower of value or cost of its total assets, in which case the Fund may pledge, mortgage or hypothecate any of its assets as security for such borrowing but not to an extent greater than 5% of its total assets. The Fund may borrow money to avoid the untimely disposition of assets to meet redemptions, in an amount up to 33-1/3% of the value of its assets, provided that the Fund maintains asset coverage of 300% in connection with borrowings, and the Fund does not make other investments while such borrowings are outstanding; and

(14) Concentrate its investments in any industry, except that the Fund may concentrate in securities of companies which are genomic and genomic-related companies as described in the prospectus.

In applying its investment policies and restrictions:

(1) Except with respect to the Fund's investment restriction concerning borrowing, percentage restriction on investment or utilization of assets is determined at the time an investment is made. A later change in percentage resulting from changes in the value or the total cost of the Fund's assets will not be considered a violation of the restriction; and

(2) Investments in certain categories of companies will not be considered to be investments in a particular industry. Examples of these categories include:

(i) financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry;

(ii) technology companies will be divided according to their products and services, for example, hardware, software, information services and outsourcing or telecommunications will each be a separate industry; and

(iii) utility companies will be divided according to their services, for example, gas, gas transmission, electric and telephone will each be considered a separate industry.

Non-Fundamental Policies and Restrictions -- In addition to the fundamental investment restrictions described above, and the various general investment policies described in the prospectus and elsewhere in this SAI, the Fund will be subject to the following investment restrictions, which are considered non-fundamental and may be changed by the Board of Directors without shareholder approval.

As a matter of non-fundamental policy, the Fund may not:

(1) Invest more than 15% of its net assets in illiquid securities;

(2) Engage in arbitrage transactions; or

(3) Purchase or sell options.

                            MANAGEMENT OF THE COMPANY

Directors and Officers -- The Company is governed by a Board of Directors, which is responsible for protecting the interest of shareholders. The directors are experienced business persons who meet throughout the year to oversee the Company's activities, review contractual arrangements with companies that provide services to the Fund, and review performance. The names, addresses and ages of the directors and officers of the Company, together with information as to their principal occupations during the past five years, are listed below. The director who is considered an "interested person" as defined in Section 2(a)(19) of the 1940 Act, as well as those persons affiliated with any manager or investment adviser to a fund of the Company, and the principal underwriter, and officers of the Company, are noted with an asterisk (*).

------------------------------------------------------------------------
Name, Address and    Position(s)Number  Principal            Other
Age                  held with  of      occupation held      directorships
                     Company    funds   during the last      by
                     and tenure in the  five (5) Years       directors
                                Company                      and
                                overseen                     number of
                                                             funds in
                                                             the
                                                             complex
                                                             overseen
------------------------------------------------------------------------
------------------------------------------------------------------------
Interested Directors:
------------------------------------------------------------------------
------------------------------------------------------------------------
* John Pasco, III    Chairman,     7    Mr. Pasco is         The World
8730 Stony Point     Director           Treasurer and a      Insurance
Parkway, Suite 205   and                Director of          Trust --
Richmond, Virginia   Treasurer          Commonwealth         1 Fund;
23235                since              Shareholder          and
(58)                 May, 1997          Services, Inc.       Vontobel
                                        ("CSS"), the         Funds,
                                        Company's            Inc.
                                        Administrator,
                                        since 1985;
                                        President and
                                        Director of First
                                        Dominion Capital Corp.
                                        ("FDCC"), the Company's
                                        underwriter;
                                        President and
                                        Director of Fund
                                        Services,
                                        Inc., the Company's
                                        Transfer and
                                        Disbursing Agent
                                        since 1987; President
                                        and Treasurer of
                                        Commonwealth Capital
                                        Management, Inc. since
                                        1983 which also
                                        owns an interest in
                                        the investment
                                        adviser to the Third
                                        Millennium Russia
                                        Fund, another fund
                                        of the Company;
                                        President of Commonwealth
                                        Capital
                                        Management, LLC, the
                                        adviser to the
                                        Eastern European Equity
                                        Fund series and
                                        the GenomicsFund
                                        series of the Company;
                                        President and Director
                                        of Commonwealth
                                        Fund Accounting, Inc.,
                                        which provides
                                        bookkeeping services to
                                        the Company; and
                                        Chairman, Trustee and
                                        Treasurer of The
                                        World Insurance Trust,
                                        a registered
                                        investment company,
                                        since May, 2002; and
                                        Chairman, Director and
                                        Treasurer of
                                        Vontobel Funds, Inc.,
                                        a registered
                                        investment company,
                                        since March, 1997.
                                        Mr. Pasco is also a
                                        certified public
                                        accountant.
------------------------------------------------------------------------
------------------------------------------------------------------------
Non-Interested Directors:
------------------------------------------------------------------------
------------------------------------------------------------------------
Samuel Boyd, Jr.     Director      7    Mr. Boyd is Manager  The World
10808 Hob Nail Court since              of  the Customer     Insurance
Potomac, Maryland    May, 1997          Services Operations  Trust --
20854                                   and Accounting       1 Fund;
(63)                                    Division of  the     Vontobel
                                        Potomac Electric     Funds,
                                        Power Company;       Inc.;
                                        since August,1978;   Satuit
                                        a Trustee of The     Capital
                                        World Insurance      Management
                                        Trust, a registered  Trust --
                                        investment company,  1 Fund;
                                        since May, 2002; a   and Janus
                                        Trustee of Satuit    Advisors
                                        Capital Management   Series
                                        Trust, a registered  Trust --
                                        investment company,  2 Funds
                                        since October,
                                        2002; a Trustee of
                                        Janus Advisors
                                        Series Trust,  a
                                        registered
                                        investment
                                        company, since
                                        September, 2003;
                                        and Director of
                                        Vontobel Funds,
                                        Inc., a registered
                                        investment company,
                                        since March, 1997.
                                        Mr. Boyd is also a
                                        certified public
                                        accountant.
------------------------------------------------------------------------
------------------------------------------------------------------------
William E. Poist     Director      7    Mr. Poist is a       The World
5272 River Road      since              financial and tax    Insurance
Bethesda, Maryland   May, 1997          consultant through   Trust --
20816                                   his firm Management  1 Fund;
(67)                                    Funds Consulting     Vontobel
                                        for Professionals    Funds,
                                        since 1968; a        Inc.; and
                                        Trustee of Satuit    Satuit
                                        Capital Management   Capital
                                        Trust, a registered  Management
                                        investment company,  Trust --
                                        since November,      1 Fund
                                        2003; and a Trustee
                                        of The World
                                        Insurance Trust, a
                                        registered
                                        investment company,
                                        since May,  2002;
                                        and Director of
                                        Vontobel Funds,
                                        Inc.,  a registered
                                        investment company,
                                        since March, 1997.
                                        Mr. Poist is also a
                                        certified public
                                        accountant.
------------------------------------------------------------------------
------------------------------------------------------------------------
Paul M. Dickinson    Director      7    Mr. Dickinson is     The World
8704 Berwickshire    since              President of Alfred  Insurance
Drive                May, 1997          J.  Dickinson, Inc.  Trust --
Richmond, Virginia                      Realtors since       1 Fund;
23229                                   April, 1971; a       Vontobel
(56)                                    Trustee of Satuit    Funds,
                                        Capital Management   Inc.; and
                                        Trust, a             Satuit
                                        registered           Capital
                                        investment company,  Management
                                        since November,      Trust --
                                        2003; Trustee of     1 Fund
                                        The World Insurance
                                        Trust,  a
                                        registered
                                        investment company,
                                        since May, 2002;
                                        and Director of
                                        Vontobel Funds,
                                        Inc., a registered
                                        investment company,
                                        since March, 1997.
------------------------------------------------------------------------
------------------------------------------------------------------------
Officers:
------------------------------------------------------------------------
------------------------------------------------------------------------
F. Byron Parker, Jr. Secretary N/A      Mr. Parker is                   N/A
1500 Forest Avenue,  since              Secretary of CSS
Suite 222            May, 1997          and FDCC since
Richmond, VA 23229                      1986; Secretary of
(60)                                    The World Insurance
                                        Trust, a registered
                                        investment company,
                                        since May, 2002; and
                                        Secretary of Vontobel
                                        Funds, Inc., a
                                        registered investment
                                        company, since
                                        March, 1997; and partner
                                        in the law firm
                                        Parker and McMakin.
------------------------------------------------------------------------
------------------------------------------------------------------------
* Jane H. Williams   Vice       N/A     Ms. Williams is      N/A
245 Lytton Avenue    President          President of Sand
Suite 250            of the             Hill Advisors, a
Palo Alto,           Company            registered
California 94301     and                investment adviser,
(53)                 President          since August, 2000
                     of the             and was the
                     Sand Hill          Executive Vice
                     Portfolio          President of Sand
                     Manager            Hill Advisors,
                     Fund               since 1982.
                     series
                     since
                     May, 1997.
------------------------------------------------------------------------
------------------------------------------------------------------------
* Leland H. Faust    President  N/A     Mr. Faust is         N/A
One Montgomery       of the             President of CSI
Street               CSI                Capital Management,
Suite 2525           Equity             Inc., a registered
San Francisco,       Fund               investment adviser,
California 94104     series             since 1978.  Mr.
(57)                 since              Faust is also a
                     October,           partner in the law
                     1997               firm Taylor & Faust
                                        since September,
                                        1975.

------------------------------------------------------------------------
------------------------------------------------------------------------
* Stephen Goddard    Vice       NA      Mr. Goddard has      N/A
One James Center     President          been President and
Suite 1501           of the             principal
Richmond, Virginia   Company            shareholder of The
23219                and                London Company, a
(43)                 President          registered
                     of the             investment adviser,
                     New                since its inception
                     Market             and has  been the
                     Fund               portfolio manager
                     series             of the New Market
                     since              Fund series since
                     March,             its inception on
                     2003               October 1, 1998.
                                        Mr. Goddard is also
                                        a director and
                                        shareholder of
                                        Virginia
                                        Management
                                        Investment
                                        Corporation, a
                                        registered
                                        investment adviser.
                                        Mr. Goddard has
                                        sixteen years
                                        experience in
                                        senior portfolio
                                        management,
                                        security analysis
                                        and finance.
------------------------------------------------------------------------
------------------------------------------------------------------------
* John T. Connor,    Vice       N/A     Mr. Connor is        N/A
Jr.                  President          President of Third
1185 Avenue of the   of the             Millennium
Americas, 32nd Floor Company            Investment
New York, New York   and                Advisors, LLC, a
10036                President          registered
(62)                 of the             investment adviser,
                     Third              since April, 1998;
                     Millennium         and Chairman of
                     Russia             ROSGAL Insurance
                     Fund               since 1993.
                     series
                     since
                     October,
                     1998
------------------------------------------------------------------------
------------------------------------------------------------------------
* Robert J. Sullivan Vice       N/A     Chairman,            N/A
2608 Goldbug Avenue  President          President and
Sullivan's Island,   of the             Treasurer of Satuit
SC 29482             Company            Capital Management
(42)                 and                Trust, an open-end
                     President          investment
                     of the             management company,
                     GenomicsFund       since December,
                     series             2000; Managing
                     since              Director and
                     January,           Investment Officer
                     2003               of Satuit Capital
                                        Management, LLC, a
                                        registered investment
                                        adviser, from June,
                                        2000 to Present;
                                        Portfolio Manager
                                        and Senior Equity
                                        Analyst at Cadence
                                        Capital Management,
                                        an institutional
                                        asset management firm,
                                        from 1997 to 2000.
------------------------------------------------------------------------
------------------------------------------------------------------------
* Russell Platt      Vice       N/A     Mr. Platt is Chief   N/A
518 17th Street      President          Executive Officer
Suite 1700           of the             of Forum Partners,
Denver, Colorado     Company            an investment
80202                and                management firm.
                     President          Previously he was a
                     of the             Managing Director
                     Dividend           of Security Capital
                     Capital            Research and
                     Realty             Management, Inc.'s
                     Income             investment
                     Fund               management
                     series             subsidiary Prior to
                     since              joining Security
                     December,          Capital, Mr. Platt
                     2003               served as
                                        President-International
                                        of JER Partners,
                                        a real estate investment
                                        company, and
                                        prior to that, served
                                        from 1982 to 1999
                                        at Morgan Stanley.
------------------------------------------------------------------------
------------------------------------------------------------------------
* Gunter Faschang    Vice       N/A     Mr. Faschang began   N/A
450 Park Avenue      President          his career in
New York, New York   of the             September 1995 as a
10022                Company            registered trader
(31)                 and                on the floor of the
                     President          Frankfurt
                     of the             Stock
                     Eastern            Exchange with
                     European           Sputz AG and
                     Equity             Exco-Bierbaum.  In
                     Fund               March 1997 he
                     series             joined
                     since              Investmentbank
                     May, 2001          Austria, Vienna, as
                                        a Central European
                                        equity strategist. In
                                        January 1998 Mr. Faschang
                                        moved to Erste
                                        Bank, Vienna, as a
                                        Central European
                                        equity strategist and
                                        sector analyst for
                                        Russian oil stocks,
                                        with responsibility
                                        for organizing the
                                        Erste group's Central
                                        European research effort.
                                        In March 2000
                                        he was appointed
                                        manager of
                                        Erste-Sparinvest's
                                        Danubia Fund. In July
                                        2001, Mr. Faschang
                                        joined Vontobel Asset
                                        Management AG as head
                                        of Eastern European equity
                                        management and research,
                                        and was at the same time
                                        appointed a Vice President
                                        of Vontobel Asset
                                        Management, a registered
                                        investment adviser.
------------------------------------------------------------------------
------------------------------------------------------------------------
Peter L. Smith       Chief      N/A     Mr. Smith is         N/A
4834 Langdrum Lane   Compliance         Director of
Chevy Chase,         Officer            Compliance for
Maryland 20815                          AmeriMutual Funds
(72)                                    Distributor, and
                                        Newfield Advisors,
                                        LLC, a registered
                                        broker dealer and
                                        a registered
                                        investment adviser,
                                        respectively, from
                                        2003 to present;
                                        Senior Compliance
                                        Officer of Mutual Fund
                                        Services, FBR
                                        National Bank and Trust,
                                        from 2002 to 2003;
                                        and Senior Vice President
                                        of Operations,
                                        Administration and
                                        Compliance for the
                                        Monument Funds, a
                                        registered investment
                                        company and
                                        Principal of Monument
                                        Distributors,
                                        Inc., a registered
                                        broker-dealer from
                                        1998 to 2001.
------------------------------------------------------------------------


(1) Mr. Pasco is considered to be an "interested person" of the Company, as that term is defined in the 1940 Act. Mr. Pasco is an interested person because: (1) he is an officer of the Company; (2) he owns Commonwealth Capital Management, LLC, the adviser to the Eastern European Equity Fund and the GenomicsFund series of the Company; (3) he owns an interest in Third Millennium Investment Advisors, LLC, the adviser to another fund of the Company; (4) he owns FDCC, the principal underwriter of the Company; and (5) he owns or controls several of the Company's various service providers.

Each director holds office for an indefinite term and until the earlier of: the Company's next meeting of shareholders and the election and qualification of his successor; or until the date a director dies, resigns or is removed in accordance with the Company's Articles of Incorporation and By-laws. Each officer holds office at the pleasure of the Board of Directors and serves for a period of one year, or until his successor is duly elected and qualified.

The Company has a standing Audit Committee of the Board composed of Messrs. Boyd, Poist and Dickinson. The functions of the Audit Committee are to meet with the Company's independent auditors to review the scope and findings of the annual audit, discuss the Company's accounting policies, discuss any recommendations of the independent auditors with respect to the Company's management practices, review the impact of changes in accounting standards on the Company's financial statements, recommend to the Board of Directors the selection of independent auditors, and perform such other duties as may be assigned to the Audit Committee by the Board of Directors. During its most recent fiscal period ended August 31, 2004, the Audit Committee met two times.

The Company has a standing Nominating Committee of the Board composed of Messrs. Boyd, Poist and Dickinson. The Nominating Committee is responsible for the selection and nomination of candidates to serve as directors of the Company. Although the Nominating Committee expects to be able to find an adequate number of qualified candidates to serve as directors, the Nominating Committee is willing to consider nominations received from shareholders. Shareholders wishing to submit a nomination should do so by notifying the Secretary of the Company, in writing, at the address listed on the cover of this SAI. During the Company's most recent fiscal period ended August 31, 2004, the Nominating Committee did not meet.

The Company does not compensate the directors and officers who are officers or employees of any adviser to a fund of the Company. The directors who are not "interested persons" of the Company, as that term is defined in the 1940 Act, receive an annual retainer of $1,000 and a fee of $200 for each meeting of the directors which they attend in person or by telephone. Mr. Parker, Secretary of the Company, received legal fees from the Company for certain legal services provided to the Company. Directors and officers are reimbursed for travel and other out-of-pocket expenses. The Company does not offer any retirement benefits for directors.

As of December 31, 2004 the directors beneficially owned the following dollar range of equity securities in the Fund:

------------------------------------------------------------------------
Name of director         Dollar range of        Aggregate dollar range
                         equity securities in   of equity securities
                         the Fund               in all funds of the
                                                Company overseen by
                                                the directors
------------------------------------------------------------------------
------------------------------------------------------------------------
John Pasco, III          None                   Over $100,000
------------------------------------------------------------------------
------------------------------------------------------------------------
Samuel Boyd, Jr.         None                   $10,001-$50,000
------------------------------------------------------------------------
------------------------------------------------------------------------
Paul M. Dickinson        $0-$10,000             $10,001-$50,000
------------------------------------------------------------------------
------------------------------------------------------------------------
William E. Poist         $0-$10,000             $10,001-$50,000
------------------------------------------------------------------------

For the fiscal year ended August 31, 2004, the directors received the following compensation from the Company:

-----------------------------------------------------------------
                            Aggregate        Pension
                            compensation     or
                            from the         retirement   Total
                            Fund for         benefits     compensation
                            fiscal year      accrued      from the
Name and position held      ended            as part      Company(2)
                            August 31,       of Fund
                            2004(1)          expenses
-----------------------------------------------------------------
-----------------------------------------------------------------
John Pasco, III, Chairman   $-0-             N/A          $-0-
-----------------------------------------------------------------
-----------------------------------------------------------------
Samuel Boyd, Jr., Director  $2,300           N/A          $15,600
-----------------------------------------------------------------
-----------------------------------------------------------------
Paul M. Dickinson, Director $2,300          N/A          $15,600
-----------------------------------------------------------------
-----------------------------------------------------------------
William E. Poist, Director  $2,300          N/A          $15,600
-----------------------------------------------------------------

(1) This amount represents the aggregate amount of compensation paid to the directors by the Fund for service on the Board of Directors for the Fund's fiscal year ended August 31, 2004.

(2) This amount represents the aggregate amount of compensation paid to the directors by all funds of the Company for the fiscal year ended August 31, 2004. The Company consisted of a total of seven funds as of August 31,2004.

Approval of Investment Advisory Agreement -- The Board of Directors of the Company and shareholders of the Fund most recently approved the terms and conditions of: (i) the Investment Advisory Agreement between Commonwealth Capital Management, LLC (the "Adviser"); and (ii) the Investment Sub-Advisory Agreement between the Adviser, on behalf of the Fund, and Satuit Capital Management, LLC (the "Sub-Adviser"), at a special meeting of shareholders held on March 25, 2003. At the meeting, the directors reviewed the materials provided to the directors in advance of the meeting. These materials included a description of the agreements, information concerning the fees charged for investment advisory or sub-advisory services, information on the Fund's expense ratio, including the agreement in place to waive fees and/or cap the expense ratio, performance data for the Fund and comparable competitors and indices, and information concerning the personnel rendering investment advisory or sub-advisory services to the Fund.

The Board also reviewed the nature, scope and quality of the investment advisory or sub-advisory services provided to the Fund. They noted that Mr. Pasco, Chairman of the Board and an officer of the Company, could benefit from the approval of these agreements. The Board discussed the profitability of the Adviser and the Sub-Adviser.

Sales Loads -- No front-end or contingent deferred sales charges are applied to the purchase of Fund shares by current or former directors, officers, employees or agents of the Company, the Adviser, FDCC, and by the members of their immediate families.

Policies Concerning Personal Investment Activities -- The Fund, the Adviser and the principal underwriter have each adopted a Codes of Ethics, pursuant to Rule 17j-1 under the 1940 Act that permit investment personnel, subject to their particular code of ethics, to invest in securities, including securities that may be purchased or held by the Fund, for their own accounts.

The Codes of Ethics are on file with, and can be reviewed and copied at the SEC Public Reference Room in Washington, D.C. In addition, the Codes of Ethics are also available on the EDGAR Database on the SEC's Internet website at http://www.sec.gov.

Proxy Voting Policies -- The Company is required to disclose information concerning the Fund's proxy voting policies and procedures to shareholders. The Board of Directors has delegated to the Adviser responsibility for decisions regarding proxy voting for securities held by the Fund. The Adviser will vote such proxies in accordance with its proxy policies and procedures, which have been reviewed by the Board of Directors, and which are found in Appendix A. Any material changes to the proxy policies and procedures will be submitted to the Board of Directors for approval. Beginning with the twelve month period ending June 30, 2004, information regarding how the Fund voted proxies relating to portfolio securities for the most recent 12-month period ending June 30 of each year will be available (1) without charge, upon request by calling 800-527-9525 and (2) on the SEC's website at http://www.sec.gov.

                          PRINCIPAL SECURITIES HOLDERS

As of December 31, 2004, the following persons owned of record shares of the Fund in the following amounts:

------------------------------------------------------------------------
Names and addresses      Number of shares       Percent of Fund
------------------------------------------------------------------------
------------------------------------------------------------------------
Charles Schwab & Co.     794,431.890            35.56%
101 Montgomery Street
San Francisco, CA 94104
------------------------------------------------------------------------
------------------------------------------------------------------------
National Investor        169,648.217            7.59%
Services Corp.
55 Water Street, 32nd
Floor
New York, NY 10041
------------------------------------------------------------------------

As of December 31, 2004, the directors and officers of the Company as a group owned less than 1% of the Fund's outstanding shares.

                         ADVISER AND ADVISORY AGREEMENT

Commonwealth Capital Management, LLC, 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235, is the Fund's investment adviser. The Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. The Adviser is an independent, privately held limited liability company. Mr. John Pasco, III, Chairman of the Board of the Company, is President of the Adviser.

The Adviser currently provides investment advisory services pursuant to an Investment Advisory Agreement (the "Advisory Agreement"). Under the Advisory Agreement, the Adviser, subject to the supervision of the directors, provides a continuous investment program for the Fund, including investment research and management with respect to securities, investments and cash equivalents, in accordance with the Fund's investment objective, policies, and restrictions as set forth in the prospectus and this SAI. The Adviser is responsible for effecting all security transactions on behalf of the Fund, including the allocation of principal business and portfolio brokerage and the negotiation of commissions. The Adviser also maintains books and records with respect to the securities transactions of the Fund and furnishes to the directors such periodic or other reports as the directors may request.

Pursuant to the Advisory Agreement, the Adviser provides investment services for an annual fee of 1.00% on the first $250 million average daily net assets of the Fund; 0.875% on average daily net assets of the Fund in excess of $250 million and not more than $500 million; and, 0.75% on average daily net assets of the Fund over $500 million. For the period September 1, 2002 to January 15, 2003 xGENx, LLC (the predecessor investment adviser) provided advisory services to the Fund under the same fee structure. CCM has assumed xGENx, LLC's obligation to waive or limit its fees and to assume other expenses so that the total annual operating expenses for the Fund are limited to 1.90% through March 25, 2005. For the year ended August 31, 2004, CCM waived fees of $72,923 and reimbursed expenses of $37,452. For the year ended August 31, 2003, xGENx waived fees of $24,603 and CCM waived fees of $57,816 and reimbursed expenses of $21,731.

CCM may be entitled to reimbursement of fees waived or remitted by CCM and xGENx, LLC to the Fund. The total amount of reimbursement recoverable by the Adviser is the sum of all fees previously waived or remitted by CCM and xGENx, LLC to the Fund during any of the previous five years, less any reimbursement previously paid by the Fund to CCM with respect to any waivers, reductions, and payments made with respect to the Fund. The total amount of recoverable reimbursements as of August 31, 2004 was $503,526.

Pursuant to the terms of the Advisory Agreement, the Adviser pays all expenses incurred by it in connection with its activities thereunder, except the cost of securities (including brokerage commissions, if any) purchased for the Fund. The services furnished by the Adviser under the Advisory Agreement are not exclusive, and the Adviser is free to perform similar services for others.

Investment Sub-Adviser -- The Adviser has entered into an Sub-Advisory Agreement (the "Sub-Advisory Agreement") with Satuit Capital Management, LLC (the "Sub-Adviser"). Mr. Robert J. Sullivan has been the President and principal shareholder of the Sub-Adviser since its inception and has been the portfolio manager of the Fund since January 15, 2003.

The Sub-Adviser provides the Adviser with investment analysis and timing advice, research and statistical analysis relating to the management of the portfolio securities of the Fund. The investment recommendations of the Sub-Adviser are subject to the review and approval of the Adviser (acting under the supervision of the Company's Board of Directors). The Adviser, from its advisory fee, pays the Sub-Adviser one-half of the advisory fee received from the Fund.

                           MANAGEMENT-RELATED SERVICES

Administration -- Pursuant to an Administrative Services Agreement with the Company (the "Administrative Agreement"), Commonwealth Shareholder Services, Inc. ("CSS"), 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235, serves as administrator of the Fund and supervises all aspects of the operation of the Fund except those performed by the Adviser. John Pasco, III, Chairman of the Board of the Company, is the sole owner of CSS. CSS provides certain administrative services and facilities for the Fund, including preparing and maintaining certain books, records and monitoring compliance with state and federal regulatory requirements.

As administrator, CSS receives an asset-based administrative fee, computed daily and paid monthly, at the annual rate of 0.20% on the first $250 million of average daily net assets of the Fund; 0.175% on the average daily net assets of the Fund in excess of $250 million and not more than $500 million; 0.15% on the average daily net assets of the Fund in excess of $500 million and not more than $1 billion; and 0.10% on the average daily net assets of the Fund in excess of $1 billion, subject to a minimum amount. CSS also receives an hourly rate, plus certain out-of-pocket expenses, for shareholder servicing and state securities law matters.

As provided in the Administrative Agreement, CSS received administration fees of $40,862, $26,112 and $14,932 for fiscal years ended August 31, 2002, 2003 and
2004, respectively.

Custodian -- Pursuant to a Custodian Agreement with the Company, UMB Bank ("UMB"), 928 Grand Boulevard, 5th Floor, Kansas City, Missouri 64106, acts as the custodian of the Fund's securities and cash. With the consent of the Company, UMB has designated The Depository Trust Company of New York as its agent to secure a portion of the assets of the Fund. UMB is authorized to appoint other entities to act as sub-custodians to provide for the custody of foreign securities which may be acquired and held by the Fund outside the U.S. Such appointments are subject to appropriate review by the Company's Board of Directors.

Accounting Services -- Pursuant to an Accounting Service Agreement (the "Accounting Agreement"), Commonwealth Fund Accounting, Inc. ("CFA"), 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235 acts as the accounting services agent of the Fund. As the accounting services agent of the Fund, CFA maintains and keeps current the books, accounts, records, journals or other records of original entry relating to the Fund's business. John Pasco, III, Chairman of the Board of the Company, is the sole owner of CFA. For its services as accounting agent, CFA receives an asset-based fee, computed daily and paid monthly on the average daily net assets of the Fund, against a minimum fee, plus out-of-pocket expenses. As provided in the Accounting Agreement, CFA received fees of $24,700, $21,200 and $18,059 for the fiscal years ended August 31, 2002, 2003 and 2004, respectively.

Transfer Agent -- Pursuant to a Transfer Agent Agreement with the Company, Fund Services, Inc. ("FSI" or the "Transfer Agent") acts as the Company's transfer and dividend disbursing agent. FSI is located at 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235. John Pasco, III, Chairman of the Board of the Company, is the sole owner of FSI.

FSI provides certain shareholder and other services to the Company, including furnishing account and transaction information and maintaining shareholder account records. FSI is responsible for processing orders and payments for share purchases. FSI mails proxy materials (and receives and tabulates proxies), shareholder reports, confirmation forms for purchases and redemptions and prospectuses to shareholders. FSI disburses income dividends and capital distributions and prepares and files appropriate tax-related information concerning dividends and distributions to shareholders.

For its services as transfer agent, FSI receives per account fees and transaction charges plus out-of-pocket expenses against a minimum fee.

Distributor -- First Dominion Capital Corp. ("FDCC" or the "Distributor"), located at 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235, serves as the principal underwriter and national distributor for the shares of the Fund pursuant to a Distribution Agreement (the "Distribution Agreement"). John Pasco, III, Chairman of the Board of the Company, owns 100% of FDCC, and is its President, Treasurer and a director. FDCC is registered as a broker-dealer and is a member of the National Association of Securities Dealers, Inc. The offering of the Fund's shares is continuous. There are no sales charges in connection with purchases of the Fund's Class Y Shares. The Distributor is also entitled to the payment of deferred sales charges upon the redemption of Class Y Shares as described in the prospectus and this SAI. In addition, the Distributor may receive Distribution 12b-1 and Service Fees from the Fund, as described in the prospectus and this SAI.

The Distributor received the following compensation as a result of the sale of the Fund's Class Y Shares:

------------------------------------------------------------------------
Fiscal years    Net           Compensation  Brokerage     Other
ended August    underwriting  on            commissions   compensation
31st            discounts     redemptions
                and           and
                commissions   repurchases
------------------------------------------------------------------------
------------------------------------------------------------------------
2002            None          None          None          $34,051(1)
------------------------------------------------------------------------
------------------------------------------------------------------------
2003            None          $28,315       None          None(1)
------------------------------------------------------------------------
------------------------------------------------------------------------
2004            None          $36,211       None          $18,219(2)
------------------------------------------------------------------------

(1)   Fees received pursuant to the Fund's Class Y Shares Distribution 12b-1
      Plan.
(2) For the year ended August 31, 2004, $18,219 was incurred in distribution and shareholder servicing fees, of which $12,645 was waived.

Independent Accountants -- The Company's independent auditors, Tait, Weller & Baker, audit the Company's annual financial statements, assists in the preparation of certain reports to the U.S. Securities and Exchange Commission (the "SEC"), and prepares the Company's tax returns. Tait, Weller & Baker is located at 1818 Market Street, Suite 2400, Philadelphia, Pennsylvania 19103.

                             PORTFOLIO TRANSACTIONS

It is the policy of the Adviser, in placing orders for the purchase and sale of the Fund's securities, to seek to obtain the best price and execution for securities transactions, taking into account such factors as price, commission, where applicable, (which is negotiable in the case of U.S. national securities exchange transactions but which is generally fixed in the case of foreign exchange transactions), size of order, difficulty of execution and the skill required of the executing broker/dealer. After a purchase or sale decision is made by the Adviser, the Adviser arranges for execution of the transaction in a manner deemed to provide the best price and execution for the Fund.

Exchange-listed securities are generally traded on their principal exchange, unless another market offers a better result. Securities traded only in the over-the-counter market may be executed on a principal basis with primary market makers in such securities, except for fixed price offerings and except where the Fund may obtain better prices or executions on a commission basis or by dealing with other than a primary market maker.

The Adviser, when placing transactions, may allocate a portion of the Fund's brokerage to persons or firms providing the Adviser with investment recommendations, statistical, research or similar services useful to the Adviser's investment decision-making process. The term "investment recommendations or statistical, research or similar services" means: (1) advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; and (2) furnishing analysis and reports concerning issuers, industries, securities, economic factors and trends, and portfolio strategy.

Such services are one of the many ways the Adviser can keep abreast of the information generally circulated among institutional investors by broker-dealers. While this information is useful in varying degrees, its value is indeterminable. Such services received on the basis of transactions for the Fund may be used by the Adviser for the benefit of other clients, and the Fund may benefit from such transactions effected for the benefit of other clients.

The Adviser may be authorized, when placing portfolio transactions for the Fund, to pay a brokerage commission in excess of that which another broker might have charged for executing the same transaction solely on account of the receipt of research, market or statistical information.

Except for implementing the policy stated above, there is no intention to place portfolio transactions with particular brokers or dealers or groups thereof.

The directors of the Company have adopted policies and procedures governing the allocation of brokerage to affiliated brokers. The Adviser has been instructed not to place transactions with an affiliated broker-dealer, unless that broker-dealer can demonstrate to the Company that the Fund will receive: (1) a price and execution no less favorable than that available from unaffiliated persons; and (2) a price and execution equivalent to that which that broker-dealer would offer to unaffiliated persons in a similar transaction. The directors review all transactions which have been placed pursuant to those policies and procedures at its meetings.

When two or more clients managed by the Adviser are simultaneously engaged in the purchase or sale of the same security, the transactions are allocated in a manner deemed equitable to each client. In some cases this procedure could have a detrimental effect on the price or volume of the security as far as the Fund is concerned. In other cases, however, the ability to participate in volume transactions will be beneficial to the Fund. The Board of Directors of the Company believes that these advantages, when combined with the other benefits available because of the Adviser's organization, outweigh the disadvantages that may exist from this treatment of transactions.

The Fund paid brokerage commissions as follows:

------------------------------------------------------------------------
                  Years or periods ended August 31st
------------------------------------------------------------------------
------------------------------------------------------------------------
          2002                    2003                   2004
------------------------------------------------------------------------
------------------------------------------------------------------------
        $55,173                 $77,155                 $82,582
------------------------------------------------------------------------

Portfolio Turnover -- Average annual portfolio turnover rate is the ratio of the lesser of sales or purchases to the monthly average value of the portfolio securities owned during the year, excluding from both the numerator and the denominator all securities with maturities at the time of acquisition of one year or less. A higher portfolio turnover rate involves greater transaction expenses to a fund and may result in the realization of net capital gains, which would be taxable to shareholders when distributed. The Adviser makes purchases and sales for the Fund's portfolio whenever necessary, in the Adviser's opinion, to meet the Fund's objective. The Adviser anticipates that the average annual portfolio turnover rate of the Fund will be less than 100%.

                           CAPITAL STOCK AND DIVIDENDS

The Company is authorized to issue 750,000,000 shares of common stock, with a par value of $0.01 per share. The Company has presently allocated 50,000,000 shares to the Fund, and has further reclassified those shares as follows:
Fifteen Million (15,000,000) shares for Class A Shares of the Fund; Ten Million (10,000,000) shares for Class B Shares of the Fund; Ten Million (10,000,000) shares for Class C Shares of the Fund; and Fifteen Million (15,000,000) shares for Class Y Shares of the Fund.

The Articles of Incorporation of the Company authorize the Board of Directors to classify or re-classify any unissued shares into one or more series or classes of shares. Each series or class shall have such preference, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, terms and conditions of redemption and other characteristics as the Board may determine.

Shares have no preemptive rights and only such conversion or exchange rights as the Board of Directors may grant in their discretion. When issued for payment as described in the prospectuses, shares will be fully paid and non-assessable. Each class of shares in the Fund (i.e., Class A, Class B, Class C and Class Y shares) bear pro-rata the same expenses and are entitled equally to the Fund's dividends and distributions except as follows. Each class will bear the expenses of any distribution and/or service plans applicable to such class. For example, holders of Class Y Shares will bear the expenses of the Distribution 12b-1 Plan applicable to it. In addition, each class may incur differing transfer agency fees and may have different sales charges. Standardized performance quotations are computed separately for each class of shares. The differences in expenses paid by the respective classes will affect their performances.

Shareholders are entitled to one vote for each full share held, and a proportionate fractional vote for each fractional share held, and will vote in the aggregate, and not by series or class, except as otherwise expressly required by law or when the Board of Directors determines that the matter to be voted on affects the interest of shareholders of a particular series or class. Shares of the Fund do not have cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of directors can elect all of the directors if they choose to do so. In such event, the holders of the remaining shares will not be able to elect any person to the Board of Directors. Shares will be maintained in open accounts on the books of FSI.

Upon the Company's liquidation, all shareholders of a series would share pro-rata in the net assets of such series available for distribution to shareholders of the series, but, as shareholders of such series, would not be entitled to share in the distribution of assets belonging to any other series.

A shareholder will automatically receive all income dividends and capital gain distributions in additional full and fractional shares of the Fund at its net asset value as of the date of payment unless the shareholder elects to receive such dividends or distributions in cash. The reinvestment date normally precedes the payment date by about seven days although the exact timing is subject to change. Shareholders will receive a confirmation of each new transaction in their account. The Company will confirm all account activity, transactions made as a result of the Automatic Investment Plan. Shareholders may rely on these statements in lieu of stock certificates.

Rule 18f-3 Plan -- The Board of Directors of the Company have adopted a Rule 18f-3 Multiple Class Plan on behalf of the Company for the benefit of the Fund. The key features of the Rule 18f-3 Plan are as follows: (i) shares of each class of the Fund represent an equal pro rata interest in the Fund and generally have identical voting, dividend, liquidation, and other rights, preferences, powers, restrictions, limitations qualifications, terms and conditions, except that each class bears certain specific expenses and has separate voting rights on certain matters that relate solely to that class or in which the interests of shareholders of one class differ from the interests of shareholders of another class; (ii) subject to certain limitations described in the prospectuses, shares of a particular class of the Fund may be exchanged for shares of the same class of another Fund; and (iii) the Fund's Class B Shares will convert automatically into Class A Shares of the Fund after a period of eight years, based on the relative net asset value of such shares at the time of conversion. At present, the Fund is authorized to offer Class A Shares, charging a front-end sales charge and charging a distribution (i.e., 12b-1) fee; Class B Shares, imposing a contingent deferred sales charge upon the sale of shares within six years of purchase, charging a higher distribution (i.e., 12b-1) fee than Class A Shares and converting to Class A Shares after 8 years; Class C, Shares charging a deferred sales charge on shares redeemed within two year of purchase, and charging a higher distribution (i.e., 12b-1) fee than Class A Shares with no conversion feature; and Class Y Shares of the Fund, which does not charge a front-end sales charge or deferred sales charge, and which charges a lower distribution (i.e., 12b-1) fee than Class A Shares and are only available to certain institutional investors and for shareholders who were shareholders in the Fund prior to or on the day the Fund began offering Class A, Class B and Class C shares.

                              PLAN OF DISTRIBUTION

Class Y Shares of the Fund have a Plan of Distribution or "12b-1 Plan" (the "12b-1 Plan") in accordance with Rule 12b-1 under the 1940 Act. Under the Plan, the Fund may finance activities primarily intended to sell shares, provided that the categories of the expenses are approved in advance by the Board of Directors of the Company and the expenses paid under the Plan are incurred within the preceding 12 months and accrued while the Plan is in effect.

The Plan provides that Class Y Shares of the Fund will pay a fee to the Distributor at an annual rate of 0.25% of the average daily net assets of the Fund's Class Y Shares. The fee is paid to the Distributor as reimbursement for expenses incurred for distribution-related activity. For the fiscal year ended August 31, 2002, there were $34,051 of distribution expenses incurred by the Fund, of which $3,544 was reimbursed by the Adviser. For the fiscal year ended August 31, 2003, there were $20,609 of distribution expenses incurred and waived by the Adviser. For the fiscal year ended August 31, 2004, there were $18,219 of distribution expenses incurred, of which $12,645 was waived by the Adviser. John Pasco, III, Chairman of the World Funds, Inc. is President and sole shareholder of the underwriter.

Payments for distribution expenses under the 12b-1 Plan are subject to Rule 12b-1 under the 1940 Act. Rule 12b-1 defines distribution expenses to include the cost of "any activity which is primarily intended to result in the sale of shares issued by the Company". Rule 12b-1 provides, among other things, that an investment company may bear such expenses only pursuant to a plan adopted in accordance with the Rule. In accordance with Rule 12b-1, the 12b-1 Plan provides that a report of the amounts expended under the 12b-1 Plan, and the purposes for which such expenditures were incurred, will be made to the Board of Directors for its review at least quarterly. The 12b-1 Plan provides that it may not be amended to increase materially the costs which Class Y Shares of the Fund may bear for distribution pursuant to the 12b-1 Plan shares without shareholder approval, and that any other type of material amendment must be approved by a majority of the Board of Directors, and by a majority of the directors who are neither "interested persons" (as defined in the 1940 Act) of the Company nor have any direct or indirect financial interest in the operation of the 12b-1 Plan or in any related agreement (the "12b-1 Directors"), by vote cast in person at a meeting called for the purpose of considering such amendments.

The Company's Board of Directors have concluded that there is a reasonable likelihood that the 12b-1 Plan will benefit the Class Y Shares of the Fund. The 12b-1 Plan is subject to annual re-approval by a majority of the 12b-1 Directors and is terminable at any time with respect to the Fund by a vote of a majority of the 12b-1 Directors or by vote of the holders of a majority of the outstanding Class Y Shares of the Fund, as applicable. Any agreement entered into pursuant to the 12b-1 Plan with an institution (a "Service Organization") is terminable with respect to the Fund without penalty, at any time, by vote of a majority of the 12b-1 Directors, by vote of the holders of a majority of the outstanding Class Y Shares of the Fund, as applicable, by FDCC or by the Service Organization. An agreement will also terminate automatically in the event of its assignment.

As long as the 12b-1 Plan is in effect, the nomination of the directors who are not interested persons of the Company (as defined in the 1940 Act) must be committed to the discretion of the 12b-1 Directors.

               ADDITIONAL INFORMATION ABOUT PURCHASES AND SALES

Purchasing Shares -- You may purchase shares of the Fund directly from FDCC. You may also buy shares through accounts with brokers or dealers and other institutions ("authorized institutions") that are authorized to place trades in Fund shares for their customers. If you invest through an authorized institution, you will have to follow its procedures. Generally, you will also have to address your correspondence or questions regarding the Fund to your authorized institution.

Authorized institutions may charge their customers a processing or service fee in connection with the purchase or redemption of Fund shares. The amount and applicability of such a fee is determined and disclosed to its customers by each individual authorized institution. Processing or service fees typically are fixed, nominal dollar amounts and are in addition to the sales and other charges described in the prospectus and this statement of additional information. Your authorized institution will provide you with specific information about any processing or service fees you will be charged.

Your authorized institution is responsible for transmitting all subscription and redemption requests, investment information, documentation and money to the Fund on time. Certain authorized institutions have agreements with the Fund that allow them to enter confirmed purchase or redemption orders on behalf of clients and customers. Under this arrangement, the authorized institution must send your order to the Fund by the time they price their shares on the following day. If your authorized institution fails to do so, it may be responsible for any resulting fees or losses.

Selling Shares -- You may sell your shares by giving instructions to the Transfer Agent by mail or by telephone. The Fund will use reasonable procedures to confirm that instructions communicated by telephone are genuine and, if the procedures are followed, will not be liable for any losses due to unauthorized or fraudulent telephone transactions.

The Company's procedure is to redeem shares at the Net Asset Value (the "NAV") determined after the Transfer Agent receives the redemption request in proper order, less any applicable deferred sales charge. Payment will be made promptly, but no later than the seventh day following the receipt of the request in proper order. The Company may suspend the right to redeem shares for any period during which the New York Stock Exchange (the "NYSE") is closed or the SEC determines that there is an emergency. In such circumstances you may withdraw your redemption request or permit your request to be held for processing after the suspension is terminated.

                          SPECIAL SHAREHOLDER SERVICES

As described briefly in the prospectuses, the Fund offers the following shareholder services:

Regular Account -- The Regular account allows for voluntary investments to be made at any time. Available to individuals, custodians, corporations, trusts, estates, corporate retirement plans and others, investors are free to make additions and withdrawals to or from their account as often as they wish. Simply use the account application provided with your prospectus to open your account.

Telephone Transactions -- A shareholder may redeem shares or transfer into another fund by telephone if this service is requested at the time the shareholder completes the initial account application. If it is not elected at that time, it may be elected at a later date by making a request in writing to the Transfer Agent and having the signature on the request guaranteed.

The Company employs reasonable procedures designed to confirm the authenticity of instructions communicated by telephone and, if it does not, it may be liable for any losses due to unauthorized or fraudulent transactions. As a result of this policy, a shareholder authorizing telephone redemption bears the risk of loss which may result from unauthorized or fraudulent transactions which the Company believes to be genuine. When requesting a telephone redemption or transfer, the shareholder will be asked to respond to certain questions designed to confirm the shareholder's identity as a shareholder of record.

Cooperation with these procedures helps to protect the account and the Fund from unauthorized transactions.

Automatic Investment Plans -- Any shareholder may utilize this feature, which provides for automatic monthly investments into your account. Upon your request, the Transfer Agent will withdraw a fixed amount each month from a checking or savings account for investment into the Fund. This does not require a commitment for a fixed period of time. A shareholder may change the monthly investment, skip a month or discontinue the Automatic Investment Plan as desired by notifying the Transfer Agent at (800) 628-4077.

Retirement Plans -- Shares of the Fund are available for purchase in connection with the following tax-deferred prototype retirement plans:

1. Individual Retirement Arrangements (IRAs). IRAs are available for use by individuals with compensation for services rendered who wish to use shares of the Fund as a funding medium for individual retirement savings. IRAs include traditional IRAs, Roth IRAs and Rollover IRAs.

2. Simplified Employee Pension Plans (SEPs). SEPs are a form of retirement plan for sole proprietors, partnerships and corporations.

For information about eligibility requirements and other matters concerning these plans and to obtain the necessary forms to participate in these plans, please call the Company at (800) 527-9525. Each plan's custodian charges nominal fees in connection with plan establishment and maintenance. These fees are detailed in the plan documents. You may wish to consult with your attorney or other tax adviser for specific advice concerning your tax status and plans.


                                   TAX STATUS

Distributions of Net Investment Income -- Generally, the Fund receives income in the form of dividends and other income on its investments. This income, less expenses incurred in the operation of the Fund, constitutes the Fund's net investment income from which dividends may be paid to you. Any distributions by the Fund from such income will be taxable to you as ordinary income, whether you take them in cash or reinvest them in additional shares.

Distribution of Capital Gains -- The Fund may derive capital gains and losses in connection with sales or other dispositions of its portfolio securities. Distributions from net short-term capital gains will be taxable to you as ordinary income. Distributions from net long-term capital gains will be taxable to you as long-term capital gain, regardless of how long you have held your shares in the Fund. Any net capital gains realized by the Fund generally will be distributed once each year, and may be distributed more frequently, if necessary, in order to reduce or eliminated excise or income taxes on the Fund. The Fund has a capital loss carryforward of $23,926,385 available to offset future capital gains, if any, of which $8,430,382 expires in 2008, $8,383,040 which expires in 2009 and $7,112,963 which expires in 2010.

Information on the Tax Character of Distributions -- The Fund will inform you of the amount of your ordinary income dividends and capital gains distributions at the time they are paid, and will advise you of their tax status for federal income tax purposes shortly after the close of each calendar year. If you have not held Fund shares for a full year, the Fund may designate and distribute to you, as ordinary income or capital gain, a percentage of income that is not equal to the actual amount of such income earned during the period of your investment in the Fund.

Election to be Taxed as a Regulated Investment Company -- The Fund has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code, has qualified as such for its most recent fiscal year, and intends to so qualify during the current fiscal year. As a regulated investment company, the Fund generally pays no federal income tax on the income and gains it distributes to you. The Board of Directors reserve the right not to maintain the qualification of the Fund as a regulated investment company if it determines such course of action to be beneficial to shareholders. In such case, the Fund will be subject to federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to you will be taxed as ordinary dividend income to the extent of the Fund's earnings and profits.

Excise Tax Distribution Requirements -- To avoid federal excise taxes, the Internal Revenue Code requires the Fund to distribute to you by December 31st of each year, at a minimum, the following amounts: 98% of its taxable ordinary income earned during the twelve month period ending October 31st and 100% of any undistributed amounts from the prior year. The Fund intends to declare and pay these amounts in December (or in January that are treated by you as received in December) to avoid these excise taxes, but can give no assurances that its distributions will be sufficient to eliminate all taxes.

Redemption of Fund Shares -- Redemption and exchanges of Fund shares are taxable transactions for federal and state income tax purposes. If you redeem your Fund shares, or exchange your Fund shares for shares of a different fund of the Company, the IRS will require that you report a gain or loss on your redemption or exchange. If you hold your shares as a capital asset, the gain or loss that you realize will be capital gain or loss and will be long-term or short-term, generally depending on how long you hold your shares. Any loss incurred on the redemption or exchange of shares held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gains distributed to you by the Fund on those shares.

All or a portion of any loss that you realize upon the redemption of your Fund shares will be disallowed to the extent that you buy other shares in the Fund (through reinvestment of dividends or otherwise) within 30 days before or after your share redemption. Any loss disallowed under these rules will be added to your tax basis in the new shares you purchase.

U.S. Government Obligations -- Many states grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment requirements that must be met by the Fund. Investments in Government National Mortgage Association or Federal National Mortgage Association securities, bankers' acceptances, commercial paper and repurchase agreements collateralized by U.S. government securities do not generally qualify for tax-free treatment. The rules on exclusion of this income are different for corporations.

Dividends Received Deduction for Corporations -- Because the Fund's income may include corporate dividends, if the shareholder is a corporation, a percentage of the dividends paid by the Fund may qualify for the dividends-received deduction. You will be permitted in some circumstances to deduct these qualified dividends, thereby reducing the tax that you would otherwise be required to pay on these dividends. The dividends-received deduction will be available only with respect to dividends designated by the Fund as eligible for such treatment. All dividends (including the deducted portion) must be included in your alternative minimum taxable income calculations.

                             INVESTMENT PERFORMANCE

For purposes of quoting and comparing the performance of the Fund to that of other mutual funds and to relevant indices, in advertisements or in reports to shareholders, The Fund states performance in terms of total return or yield. Both "total return" and "yield" figures are based on the historical performance of the Fund, show the performance of a hypothetical investment and are not intended to indicate future performance.

Yield Information -- From time to time, the Fund may advertise a yield figure. A portfolio's yield is a way of showing the rate of income the portfolio earns on its investments as a percentage of the portfolio's share price. Under the rules of the SEC, yield must be calculated according to the following formula:

                           6
           Yield = 2[(a-b+1)-1]
                      ---
                      cd

Where:

a     =    dividends and interest earned during the period.
b     =    expenses accrued for the period (net of reimbursements).
c     =    the average  daily number of shares  outstanding  during the period  that were entitled to receive dividends.
d     =    the maximum offering price per share on the last day of the period.

The Fund's yield, as used in advertising, is computed by dividing the Fund's interest and dividend income for a given 30-day period, net of expenses, by the average number of shares entitled to receive distributions during the period, dividing this figure by the Fund's NAV at the end of the period and annualizing the result (assuming compounding of income) in order to arrive at an annual percentage rate. Income is calculated for purposes of yield quotations in accordance with standardized methods applicable to all stock and bond mutual funds. Dividends from equity investments are treated as if they were accrued on a daily basis, solely for the purposes of yield calculations. In general, interest income is reduced with respect to bonds trading at a premium over their par value by subtracting a portion of the premium from income on a daily basis, and is increased with respect to bonds trading at a discount by adding a portion of the discount to daily income. Capital gains and losses generally are excluded from the calculation. Income calculated for the purpose of calculating the Fund's yield differs from income as determined for other accounting purposes. Because of the different accounting methods used, and because of the compounding assumed in yield calculations, the yield quoted for a fund may differ from the rate of distributions the Fund paid over the same period or the rate of income reported in the Fund's financial statements.

Total Return Performance -- Total return quotations used by the fund are based upon standardized methods of computing performance mandated by the SEC. The average annual total return (before taxes) of the Fund is calculated according to the following formula:

                n
           P(1+T) = ERV

Where:

P     =    a  hypothetical  initial  payment $1,000
T     =    average annual total return
n     =    number of years (l, 5 or 10)
ERV   =    ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods
           (or fractional portion thereof).

The average annual total return (before taxes) will be calculated under the foregoing formula and the time periods used in advertising will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertising for publication, and will cover prescribed periods. When the period since inception is less than one year, the total return quoted will be the aggregate return for the period. In calculating the ending redeemable value, all dividends and distributions by the Fund are assumed to have been reinvested at NAV as described in the prospectus on the reinvestment dates during the period. Total return, or "T" in the formula above, is computed by finding the average annual compounded rates of return over the prescribed periods (or fractional portions thereof) that would equate the initial amount invested to the ending redeemable value.

Based on the foregoing, the average annual total returns for Class Y Shares (before taxes) for the periods or years indicated would be:

------------------------------------------------------------------------
                     Periods ended August 31, 2004
------------------------------------------------------------------------
------------------------------------------------------------------------
     One Year         Five Years        Ten Years           Since
                                                        Inception(1)
------------------------------------------------------------------------
------------------------------------------------------------------------
     (1.98%)              N/A              N/A            (26.05%)
------------------------------------------------------------------------

(1) Class Y Shares' commencement of operations was March 1, 2000.

"Average annual total return (after taxes on distributions)" for a specified period is derived by calculating the actual dollar amount of the investment return on a $1,000 investment made at the maximum public offering price applicable at the beginning of the period, and then calculating the annual compounded rate of return (after federal income taxes on distributions but not redemptions) which would produce that amount, assuming a redemption at the end of the period. This calculation assumes a complete redemption of the investment but further assumes that the redemption has no federal income tax consequences.

This calculation also assumes that all dividends and distributions, less the federal income taxes due on such distributions, are reinvested at net asset value on the reinvestment dates during the period. In calculating the impact of federal income taxes due on distributions, the federal income tax rates used correspond to the tax character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gains distributions and long-term capital gain rate for long-term capital gains distributions). The highest individual marginal federal income tax rate in effect on the reinvestment date is applied to each component of the distributions on the reinvestment date. Note that these tax rates may vary over the measurement period. The effect of applicable tax credits, such as the foreign tax credit, is also taken into account in accordance with federal tax laws. The calculation disregards (i) the affect of phase-outs of certain exemptions, deductions and credits at various income levels, (ii) the impact of the federal alternative minimum tax and (iii) the otential tax liabilities other than federal tax liabilities (e.g., state and local taxes).

"Average annual total return (after taxes on distributions and redemptions)" for a specified period is derived by calculating the actual dollar amount of the investment return on a $1,000 investment made at the maximum public offering price applicable at the beginning of the period, and then calculating the annual compounded rate of return (after federal income taxes on distributions and redemptions) which would produce that amount, assuming a redemption at the end of the period. This calculation also assumes that all dividends and distributions, less the federal income taxes due on such distributions, are reinvested at net asset value on the reinvestment dates during the period. In calculating the federal income taxes due on distributions, the federal income tax rates used correspond to the tax character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gains distributions and long-term capital gain rate for long-term capital gains distributions). The highest individual marginal federal income tax rate in effect on the reinvestment date is applied to each component of the distributions on the reinvestment date. Note that these tax rates may vary over the measurement period. The effect of applicable tax credits, such as the foreign tax credit, is taken into account in accordance with federal tax law. The calculation disregards the (i) effect of phase-outs of certain exemptions, deductions and credits at various income levels, (ii) the impact of the federal alternative minimum tax and (iii) the potential tax liabilities other than federal tax liabilities (e.g., state and local taxes). In calculating the federal income taxes due on redemptions, capital gains taxes resulting from a redemption are subtracted from the redemption proceeds and the tax benefits from capital losses resulting from the redemption are added to the redemption proceeds. The highest federal individual capital gains tax rate in effect on the redemption date is used in such calculation. The federal income tax rates used correspond to the tax character of any gains or losses (e.g., short-term or long-term).

The Fund may also advertise the performance rankings assigned by various publications and statistical services, including but not limited to, SEI, Lipper Mutual Fund Performance Analysis, Intersec Research Survey of Non-U.S. Equity Fund Returns, Frank Russell International Universe, and any other data which may be reported from time to time by Dow Jones & Company, Morningstar, Inc., Chase Investment Performance, Wilson Associates, Stanger, CDA Investment Technologies, Inc., the Consumer Price Index ("CPI"), The Bank Rate Monitor National Index, or IBC/Donaghue's Average U.S. Government and Agency, or as appears in various publications, including but not limited to, The Wall Street Journal, Forbes, Barron's Fortune, Money Magazine, The New York Times, Financial World, Financial Services Week, USA today and other national or regional publications.

                              FINANCIAL INFORMATION

You can receive free copies of reports, request other information and discuss your questions about the Fund by contacting the Fund directly at:

                              THE WORLD FUNDS, INC.
                       8730 Stony Point Parkway, Suite 205
                            Richmond, Virginia 23235
                            TELEPHONE: (800) 527-9525
                      e-mail: mail@shareholderservices.com

The Annual Report for the fiscal period ended August 31, 2004 has been filed with the SEC. The financial statements contained in the Annual Report are incorporated by reference into this SAI. The financial statements and financial highlights for the Fund included in the Annual Report have been audited by the Fund's independent auditors, Tait, Weller and Baker, whose report thereon also appears in such Annual Report and is also incorporated herein by reference. No other parts of the Annual Report are incorporated by reference herein. The financial statements in such Annual Report have been incorporated herein in reliance upon such report given upon the authority of such firm as experts in accounting and auditing.

                                                                     Appendix  A

                      COMMONWEALTH CAPITAL MANAGEMENT, LLC

                        Proxy and Corporate Action Voting
                             Policies and Procedures

I.    POLICY.

Commonwealth Capital Management, LLC (the "Adviser") acts as a discretionary investment adviser for various clients, including clients governed by the Employee Retirement Income Security Act of 1974 ("ERISA") and registered open-end management investment companies (i.e., "mutual funds"). The Adviser is registered with the U.S. Securities and Exchange Commission (the "SEC") as an investment adviser pursuant to the Investment Advisers Act of 1940, as amended (the "Advisers Act"). Some of the Adviser's clients have delegated to the Adviser the authority to vote proxies or act with respect to corporate actions that may arise with respect to securities held within such client's investment portfolio. Corporate actions may include, for example and without limitation, tender offers or exchanges, bankruptcy proceedings, and class actions. The Adviser's authority to vote proxies or act with respect to other corporate actions is established through the delegation of discretionary authority under its investment advisory agreements. Therefore, unless a client (including a "named fiduciary" under ERISA) specifically reserves the right, in writing, to vote its own proxies or to take shareholder action with respect to other corporate actions requiring shareholder actions, the Adviser will vote all proxies and act on all other actions in a timely manner as part of its full discretionary authority over client assets in accordance with these policies and procedures.

When voting proxies or acting with respect to corporate actions on behalf of clients, the Adviser's utmost concern is that all decisions be made solely in the best interests of the client (and for ERISA accounts, plan beneficiaries and participants, in accordance with the letter and spirit of ERISA). The Adviser will act in a prudent and diligent manner intended to enhance the economic value of the assets in the client's account.

II.   PURPOSE.

The purpose of these policies and procedures is to memorialize the procedures and policies adopted by the Adviser to enable it to comply with its fiduciary responsibilities to clients and the requirements of Rule 206(4)-6 under the Advisers Act. These policies and procedures also reflect the fiduciary standards and responsibilities set forth by the Department of Labor for ERISA accounts.

III.  PROCEDURES.

The Adviser is ultimately responsible for ensuring that all proxies received are voted in a timely manner and in a manner consistent with the Adviser's determination of the client's best interests. Although many proxy proposals may be voted in accordance with the Guidelines described in Section V below, some proposals require special consideration which may dictate that the Adviser makes an exception to the Guidelines.

The Adviser is also responsible for ensuring that all corporate action notices or requests which require shareholder action that are received are addressed in a timely manner and consistent action is taken across all similarly situated client accounts.

A.   Conflicts of Interest.

Where a proxy proposal raises a material conflict between the Adviser's interests and a client's interest, including a mutual fund client, the Adviser will resolve such a conflict in the manner described below:

1. Vote in Accordance with the Guidelines. To the extent that the Adviser has little or no discretion to deviate from the Guidelines with respect to the proposal in question, the Adviser shall vote in accordance with such pre-determined voting policy.

2. Obtain Consent of Clients. To the extent that the Adviser has discretion to deviate from the Guidelines with respect to the proposal in question, the Adviser will disclose the conflict to the relevant clients and obtain their consent to the proposed vote prior to voting the securities. The disclosure to the client will include sufficient detail regarding the matter to be voted on and the nature
      of  the   conflict   so  that  the  client   will  be  able  to  make  an
      informed decision regarding the vote. If a client does not respond to such a conflict disclosure request or denies the request, the Adviser will abstain from voting the securities held by that client's account.

3. Client Directive to Use an Independent Third Party. Alternatively, a client may, in writing, specifically direct the Adviser to forward all proxy matters in which the Adviser has a conflict of interest regarding the client's securities to an identified independent third party for review and recommendation. Where such independent third party's recommendations are received on a timely basis, the Adviser will vote all such proxies in accordance with such third party's recommendation. If the third party's recommendations are not timely received, the Adviser will abstain from voting the securities held by that client's account.

The Adviser will review the proxy proposal for conflicts of interest as part of the overall vote review process. All material conflicts of interest so identified will be addressed as described above in this Section III, A.

B.    Limitations.

In certain circumstances, in accordance with a client's investment advisory agreement (or other written directive) or where the Adviser has determined that it is in the client's best interest, the Adviser will not vote proxies received. The following are certain circumstances where the Adviser will limit its role in voting proxies:

1.    Client  Maintains  Proxy  Voting  Authority.  Where  a  client  specifies in writing that it will maintain the authority to vote proxies itself or that it has delegated the right to vote proxies to a third party, the Adviser will not vote the securities and will direct the relevant custodian to send the proxy material directly to the client. If any proxy material is received by the Adviser for such account, it will promptly be forwarded to the client or specified third party.

2. Terminated Account. Once a client account has been terminated in accordance with its investment advisory agreement, the Adviser will not vote any proxies received after the termination date. However, the client may specify in writing that proxies should be directed to the client (or a specified third party) for action.

3. Limited Value. If the Adviser determines that the value of a client's economic interest or the value of the portfolio holding is indeterminable or insignificant, the Adviser may abstain from voting a client's proxies. The Adviser also will not vote proxies received for securities which are no longer held by the client's account. In addition, the Adviser generally will not vote securities where the economic value of the securities in the client account is less than $500.

4. Securities Lending Programs. When securities are out on loan, they are transferred into the borrower's name and are voted by the borrower, in its discretion. However, where the Adviser determines that a proxy vote (or other shareholder action) is materially important to the client's account, the Adviser may recall the security for the purposes of voting.

5. Unjustifiable Costs. In certain circumstances, after doing a cost-benefit analysis, the Adviser may abstain from voting where the cost of voting a client's proxy would exceed any anticipated benefits from the proxy proposal.

IV.   RECORD KEEPING.

In accordance with Rule 204-2 under the Advisers Act, the Adviser will maintain for the time periods set forth in the Rule: (i) these proxy voting procedures and policies, and all amendments thereto; (ii) all proxy statements received regarding client securities (provided however, that the Adviser may rely on the proxy statement filed on EDGAR as its records); (iii) a record of all votes cast on behalf of clients; (iv) records of all written client requests for proxy voting information; (v) a copy of any written response made by the Adviser to any written or oral client request for proxy voting information; (vi) any documents prepared by the Adviser that were material to making a decision on how to vote or that memorialized the basis for the decision; and (vii) all records relating to requests made to clients regarding conflicts of interest in voting the proxy.

The Adviser will describe in its Form ADV, Part II (or other brochure fulfilling the requirement of Rule 204-3 under the Advisers Act) its proxy voting policies and procedures and will inform clients how they may obtain information on how the Adviser voted proxies with respect to the clients' portfolio securities. The Adviser will also provide to each mutual fund client a copy of its policies and procedures. Clients may obtain information on how their securities were voted or a copy of the policies and procedures by written request addressed to the Adviser.

The Adviser will coordinate with all mutual fund clients to assist in the provision of all information required to be filed by such mutual funds on Form N-PX. Form N-PX will provide information concerning each matter relating to a portfolio security considered at any shareholder meeting with respect to which a mutual fund was entitled to vote. Each Form N-PX will need to be filed no later than August 31st of each year, and will cover all proxy votes with respect to which a mutual fund was entitled to vote for the period July 1st through June 30th. The Adviser shall maintain and provide the following information concerning any shareholder meetings with respect to which a mutual fund they manage was entitled to vote:

o     the name of the issuer of the portfolio security;
o     the exchange ticker symbol of the portfolio security(1);
o     the CUSIP number of the portfolio security(1);
o     the shareholder meeting date;
o     a brief description of the matter voted on;
o     whether the matter was put forward by the issuer or a shareholder;
o     whether the mutual fund voted;
o     how the mutual fund cast its vote; and
o     whether the mutual fund cast its vote for or against management.

V.    GUIDELINES.

Each proxy issue will be considered individually. The following guidelines are a partial list to be used in voting proposals contained in the proxy statements, but will not be used as rigid rules.

A.    Oppose.

The Adviser will generally vote against any management proposal that clearly has the effect of restricting the ability of shareholders to realize the full potential value of their investment. Proposals in this category would include:

1. Issues regarding the issuer's board entrenchment and anti-takeover measures such as the following: a. Proposals to stagger board members' terms; b. Proposals to limit the ability of shareholders to call special meetings; c. Proposals to require super majority votes; d. Proposals requesting excessive increases in authorized common or preferred shares where management provides no explanation for the use or need of these additional shares; e. Proposals regarding "fair price" provisions; f. Proposals regarding
      "poison pill"  provisions;  and g.           Permitting "green mail".

2.    Providing cumulative voting rights.

B.    Approve.

Routine proposals are those which do not change the structure, bylaws, or operations of the corporation to the detriment of the shareholders. Given the routine nature of these proposals, proxies will nearly always be voted with management. Traditionally, these issues include:

1. Election of independent accountants recommended by management, unless seeking to replace if there exists a dispute over policies.

2.    Date and place of annual meeting.

3.    Limitation on charitable contributions or fees paid to lawyers.

4. Ratification of directors' actions on routine matters since previous annual meeting.

5. Confidential voting. Confidential voting is most often proposed by shareholders as a means of eliminating undue management pressure on shareholders regarding their vote on proxy issues. The Adviser will generally vote to approve these proposals as shareholders can later divulge their votes to management on a selective basis if a legitimate reason arises.

6.    Limiting directors' liability.

7. Eliminate preemptive rights. Preemptive rights give current shareholders the opportunity to maintain their current percentage ownership through any subsequent equity offerings. These provisions are no longer common in the U.S., and can restrict management's ability to raise new capital.

8. The Adviser will generally vote to approve the elimination of preemptive rights, but will oppose the elimination of listed preemptive rights, e.g., on proposed issues representing more than an acceptable level of total dilution.

9.    Employee Stock Purchase Plans.

10.   Establish 40 1(k) Plans.

C.    Case-By-Case.

The Adviser will review each issue in this category on a case-by-case basis. Voting decisions will he made based on the financial interest of the client involved. These matters include proposals to:

1.    Pay directors solely in stock;

2.    Eliminate director's mandatory retirement policy;

3.    Rotate annual meeting location or date;

4.    Changes in the state of incorporation;

5.    Social and corporate responsibility issues;

6.    Option and stock grants to management and directors; and

7. Allowing indemnification of directors and/or officers after reviewing the applicable laws and extent of protection requested.

D.    Investment Company Issues.

From time to time the Adviser will have to vote shares of investment company securities that may be held in a client's account. These matters generally include proposals to:

1.    Elect directors or trustees;

2.    Ratify or approve independent accountants;

3.    Approve a new investment adviser or sub-adviser;

4.    Approve a change to an investment advisory fee;

5.    Approve a Distribution (i.e., Rule 12b-1) Plan;

6. Approve a change in a fundamental investment objective, policy or limitation;

7.    Approve a change in the state of incorporation; and

8.    Approve a plan of reorganization or merger.

The Adviser will generally vote with management's recommendation on the election of directors and trustees, the approval of independent accountants, the approval of a change in a fundamental investment objective, policy or limitation, and the approval of a change in the state of incorporation. On the approval of a new investment adviser or sub-adviser, approval of a change in investment advisory fee, approval of a distribution (i.e., Rule 12b-1) plan, or the approval of a plan of reorganization or merger, the Adviser will review each issue on a case-by-case basis. Voting decisions will be made based on the financial interest of the client involved.
--------------------------------------------------------------------------------
(1) The exchange ticker symbol and CUSIP number may be difficult to obtain for certain portfolio securities, such as foreign issuers. Accordingly, such information may be omitted if it's not available through reasonably practicable means.